UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23039

AllianzGI Diversified Income & Convertible Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Scott Whisten – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3367

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2020

ITEM 1. REPORT TO SHAREHOLDERS

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Annual Report

January 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Table of Contents

2–3	Letter from the President
4–9	Fund Insights
10–12	Performance & Statistics
13–50	Schedules of Investments
51	Statements of Assets and Liabilities
52	Statements of Operations
53–54	Statements of Changes in Net Assets
55	Statement of Cash Flows
56–58	Financial Highlights
59–77	Notes to Financial Statements
78–79	Report of Independent Registered Public Accounting Firm
80	Tax Information
81	Annual Shareholder Meeting Results
82	Changes to the Board of Trustees/Proxy Voting Policies & Procedures
83–86	Privacy Policy
87–89	Dividend Reinvestment Plan
90–92	Board of Trustees
93	Fund Officers

January 31, 2020 | Annual Report 1

Letter from the President

Thomas J. Fuccillo

President & Chief
Executive Officer

Dear Shareholder:

The US economy was resilient and continued to expand during the 12-month fiscal reporting period ended January 31, 2020. In contrast, economic growth overseas remained weak. Over this period, both global equities and the overall US bond market posted strong results. After the reporting period ended, however, global equities experienced a sharp and rapid decline given concerns over the potential impact from the coronavirus. Meanwhile, US government bond yield reached record lows (and their prices rose) as investor risk aversion escalated.

For the 12-month reporting period ended January 31, 2020

■  AllianzGI Diversified Income & Convertible Fund returned 22.65% on net asset value ("NAV") and 29.04% on market price.

■  AllianzGI Equity & Convertible Income Fund returned 17.85% on NAV and 20.83% on market price.

■  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 13.13% on NAV and 18.17% on market price.

During the 12 months ended January 31, 2020, the Russell 3000 Index, a broad measure of US stock market performance, returned 20.53%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, returned 14.88%; and the Russell 1000 Growth Index, a measure of growth-style stocks, gained 27.94%. Convertible securities, as reflected by the ICE BofA US Convertible Index, gained 18.37%.

Turning to the US economy, gross domestic product ("GDP"), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.1% annual pace during the first quarter of 2019. The US economy then grew at a 2.0% and 2.1% annual pace during the second and third quarters of 2019, respectively. Finally, the Commerce Department's initial reading for fourth quarter 2019 GDP growth was 2.1%.

Looking back, the US Federal Reserve (the "Fed") raised the federal funds rate four times in 2018, with the last hike pushing the federal funds rate to a range between 2.25% and 2.50%. However, at its January 2019 meeting, the Fed signaled a "dovish pivot" and indicated that it expected to pause from tightening monetary policy as it monitored incoming economic data. As expected, at its meetings in July, September and October 2019, the Fed lowered the federal funds rate. The Fed's last rate cut pushed the federal funds rate to a range between 1.50% and 1.75%. At its meeting in January 2020, the Fed repeated its intention to pause from further actions for the time being as it analyzes incoming economic data. Then, on March 3, 2020, after the reporting period ended, the Fed cut the federal

2 Annual Report | January 31, 2020

funds rate to a range between 1.00% and 1.25%, saying, " the coronavirus poses evolving risks to economic activity.... The Committee is closely monitoring developments and their implications for the economic outlook and will use its tools and act as appropriate to support the economy."

Outlook

As of this writing, there is much uncertainty regarding the global economy given the spread of the COVID-19. This has resulted in periods of elevated market volatility and a "flight to quality." We have already seen mass quarantines, supply disruptions and market liquidity issues – all of which present headwinds on the global economy. In this environment, investors should aim to keep their portfolios on track by having conviction and actively managing risk.

In addition to the COVID-19, major political developments, including US President Donald Trump's bid for a second term in office, warrant careful monitoring. This will likely contribute to wide "risk-on/risk-off" movements as sentiment swings between "riskier" and "safer" asset classes. We expect low beta returns for the overall market, which makes pursuing alpha – in excess of market returns – all the more important.

In our view, central banks will remain a major market driver in 2020, even as their efforts to spark economic growth become less effective and today's ultra-low interest rates provide less room to maneuver. Rates have been negative in Europe and Japan for some time, and the Fed has resumed cutting rates that were already low.

Facing dwindling options, we believe central banks will likely continue offering additional stimulus with limited effect. Governments may need to shoulder some of the burden by increasing spending, reducing taxes or both.

On behalf of Allianz Global Investors U.S. LLC, the Funds' investment adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings.

To enroll, visit: us.allianzgi.com/edelivery.

January 31, 2020 | Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of February 1, 2019 through January 31, 2020, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended January 31, 2020, the AllianzGI Diversified Income & Convertible Fund (the "Fund") returned 22.65% on net asset value ("NAV") and 29.04% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth-style stocks, returned 27.94%; convertible securities, as reflected by the ICE BofA US Convertible Index returned 18.37%; and high yield bonds, as reflected by the ICE BofA High Yield Master II Index, returned 9.39%.

Market Overview

Risk assets produced strong returns over the reporting period, and in stark contrast to 2018, finished 2019, on a firm footing. US equities posted double-digit gains in the second half of 2019 and major indices hit a series of fresh highs into year-end. Convertible bonds benefited from underlying stock price strength. A globally depressed yield environment continued to lend support to high-yield bonds.

Financial results and guidance for most US issuers were generally better than feared with the majority of companies in the S&P 500

Index reporting earnings and revenues above analyst estimates, according to FactSet.

Key economic reports indicated continued US expansion. In the third quarter of 2019, US gross domestic product ("GDP") growth exceeded expectations, unemployment fell to a 50-year low, housing data showed signs of renewed momentum and consumer sentiment rebounded. In contrast, manufacturing data remained weak.

In addition to overseas monetary policy stimulus, the US Federal Reserve (the "Fed") reduced rates by a total of 75 basis points in 2019. After cutting rates by 25 basis points for a third time in October to a range of 1.50% to 1.75%, the Fed left rates unchanged at its December meeting and indicated that it would keep rate changes on hold until there was either a persistent increase in the rate of inflation or deterioration in its economic outlook.

The 10-year US Treasury yield declined substantially into early September, then fluctuated sharply into year-end. After ending 2018 at 2.7%, the yield dropped below 1.5% in 2019. Fading geopolitical risks on the back of US/China trade progress helped drive the yield higher in the fourth quarter. By year-end, the ten-year yield stood at 1.9% and caused the yield curve (3-month vs. 10-year) to steepen sharply from an inverted position.

4 Annual Report | January 31, 2020

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited) (continued)

Equity volatility spiked intermittently over the reporting period but generally remained subdued concurrent with stock market strength.

Portfolio Specifics

The Fund benefited from its exposure to equities, convertibles and high-yield bonds. In addition to providing a positive total return, the Fund also delivered a high level of income over the reporting period.

Information technology, consumer discretionary and communication services were the top-contributing sectors to the equity sleeve's performance during the period. Conversely, only two sectors – materials and energy – detracted from performance, and their combined impact insignificantly influenced performance.

In the convertible sleeve, sectors that contributed positively to relative performance were technology, health care and financials. energy, transportation and consumer staples. These exposures finished lower and hindered performance.

In the high yield sleeve, industries that aided performance were health care, retail and support-services. In contrast, only the energy industry was a performance headwind.

Many option positions expired below strike, and the Fund was able to retain the set premiums. Against a subdued equity volatility backdrop, the percent of equities with a covered call structure trended lower into year-end before rising in 2020.

Outlook

We believe synchronized global central bank accommodation and stable US economic growth should support earnings growth and risk asset performance in 2020.

After three interest rate cuts in 2019, the Fed has signaled a pause in the easing cycle but has resumed expansion of its balance sheet. According to the Fed, US monetary policy is not on any pre-set course, and adjustments will continue to provide support to the economy.

We expect the US economy to expand at a moderate pace in 2020 given recent economic data points. Even stronger US growth is possible if the global manufacturing environment improves. COVID-19 may impact global growth, but we believe any slowdown is likely to be transitory. In addition, geopolitical risks and US politics could trigger market volatility but could also provide investment opportunities.

After flat earnings growth in 2019, we believe corporate profits should accelerate in 2020 with easier comparisons versus the prior year. Revenue growth should also increase relative to 2019. Based on bottom-up estimates, earnings are poised to trend higher throughout the year and could result in year-over-year earnings growth of 10% for the S&P 500 Index.

January 31, 2020 | Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited) (continued)

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2019 through January 31, 2020, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended January 31, 2020, the AllianzGI Equity & Convertible Income Fund (the "Fund") returned 17.85% on net asset value ("NAV") and 20.83% on market price.

Market Overview

Risk assets produced strong returns over the reporting period and, in stark contrast to 2018, finished 2019 on firm footing. US equities posted double-digit gains in the second half of 2019, and major indices hit a series of fresh highs into year-end. Convertible bonds benefited from underlying stock price strength.

Financial results and guidance for most US issuers were generally better than feared, with the majority of companies in the S&P 500 Index reporting earnings and revenues above analyst estimates, according to FactSet.

Key economic reports indicated continued US expansion. In the third-quarter of 2019 gross domestic product ("GDP") growth exceeded expectations, unemployment fell to a 50-year low, housing data showed signs of renewed momentum and consumer sentiment rebounded. In contrast, manufacturing data remained weak.

In addition to overseas monetary policy stimulus, the US Federal Reserve (the "Fed") reduced rates by a total of 75 basis points in 2019. After cutting rates by 25 basis points for a third time in October to a range of 1.50% to 1.75%, the Fed left rates unchanged at its December meeting and indicated that it would keep rate changes on hold until there was either a persistent increase in the rate of inflation or deterioration in its economic outlook.

The 10-year US Treasury yield declined substantially into early September, then fluctuated sharply into year-end. After ending 2018 at 2.7%, the yield dropped below 1.5% in 2019. Fading geopolitical risks on the back of US/China trade progress helped drive the yield higher in the fourth quarter. By year-end, the 10-year yield stood at 1.9% and caused the yield curve (3-month vs. 10-year) to steepen sharply from an inverted position.

Equity volatility spiked intermittently over the reporting period but generally remained subdued concurrent with stock market strength.

Portfolio Specifics

The Fund benefited from its exposure to equities and convertibles. In addition to providing a positive total return, the Fund also

6 Annual Report | January 31, 2020

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited) (continued)

delivered a high level of income over the reporting period.

Information technology, consumer discretionary and communication services were the top-contributing sectors to the equity sleeve's performance during the period. Conversely, only two sectors – materials and energy – detracted from performance and their combined impact insignificantly influenced performance.

In the convertible sleeve, sectors that contributed positively to relative performance were technology, health care and financials. The energy, materials and consumer staples industries finished lower and hindered performance.

Many option positions expired below strike, and the Fund was able to retain the set premiums. Against a subdued equity volatility backdrop, the percent of equities with a covered call structure trended lower into year end before rising in 2020.

Outlook

We believe synchronized global central bank accommodation and stable US economic growth should support earnings growth and risk asset performance in 2020.

After three interest rate cuts in 2019, the Fed has signaled a pause in the easing cycle but has resumed expansion of its balance sheet. According to the Fed, US monetary policy is not on any pre-set course, and adjustments will continue to provide support to the economy.

We expect the US economy to expand at a moderate pace in 2020 given recent economic data points. Even stronger US growth is possible if the global manufacturing environment improves. COVID-19 may impact global growth, but we believe any slowdown is likely to be transitory. In addition, geopolitical risks and US politics could trigger market volatility but could also provide investment opportunities.

After flat earnings growth in 2019, we believe corporate profits should accelerate in 2020 with easier comparisons versus the prior year. Revenue growth should also increase relative to 2019. Based on bottom-up estimates, earnings are poised to trend higher throughout the year and could result in year-over-year earnings growth of 10% for the S&P 500 Index.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2019 through January 31, 2020, as provided by the Value Equity, US team.

For the twelve-month period ended January 31, 2020, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the "Fund") returned 13.13% on net asset value ("NAV") and 18.17% on market price.

January 31, 2020 | Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited) (continued)

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, returned 14.88%; convertible securities, as reflected by the ICE BofA US Convertible Index, returned 18.37%.

Market Overview

Risk assets produced strong returns over the trailing twelve months ended January 31, 2020 and, in stark contrast to 2018, finished 2019 on firm footing. Despite notable set backs in May and August 2019, major indices hit a series of fresh highs as risk appetite was boosted by lower interest rates and optimism over a "phase one" trade deal between the US and China. Corporate earnings also beat expectations. Convertible bonds benefited from underlying stock price strength and produced a positive return over the trailing twelve months.

The US Federal Reserve (the "Fed") took markets by surprise in March, signaling that it would refrain from raising rates throughout the rest of 2019. As the trade war with China intensified over the summer, the Fed came under increasing pressure to cut rates, culminating in a 25 basis point cut in July, the first reduction since 2008, followed by two further cuts in September and October. In December, the US central bank signaled it would maintain its current policy throughout 2020, saying that the current stance of monetary policy was "appropriate" and that it would keep rates on hold until there was a persistent increase in the rate of inflation or a deterioration in its global economic outlook.

At a sector level, technology stocks in the Russell 1000 Value Index led market gains, with semiconductor manufacturers in particular benefitting from hopes of improved trade relations between the US and China. Utilities and communication services stocks also performed well, as falling bond yields increased the attractiveness of these sectors' higher dividends, followed by strength from industrials names. In contrast, the energy sector slumped over 11% over the reporting period, while materials and consumer discretionary stocks generated more anemic gains against the market's robust gains.

Equity volatility rose in May and August, when markets trended downward, as well as in early October when equities recovered from a weak end to September. Volatility began to rise toward the end of the January, as global stocks retreated amid growing concerns over the potential impact of the new coronavirus outbreak on the global economy.

Portfolio Specifics

The Fund benefited from its exposure to equity holdings and convertible bonds.

In the equity sleeve, relative outperformance results versus the Russell 1000 Value Index were due to positive stock selection which was only modestly offset by slightly negative sector allocation. Selection was positive across the

8 Annual Report | January 31, 2020

Fund Insights

AllianzGI Diversified Income & Convertible Fund/
AllianzGI Equity & Convertible Income Fund/
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited) (continued)

industrials and energy sectors, while holdings in the technology and utilities sectors that failed to keep pace with benchmark shares. Overweight positions in energy and underweight positions in utilities detracted over the reporting period. Conversely, overweight positions in the technology and industrials sectors boosted trailing twelve-month returns.

In the convertible sleeve, sectors that contributed positively to relative performance were technology, health care and financials. Energy, materials and consumer staples exposures finished lower and detracted from performance.

In the options sleeve, many option positions expired below strike, and the Fund was able to retain the set premiums.

Outlook

As we continue into 2020, equity market valuations appear to have positive news baked in, with the S&P 500 Index's forward price-to-earnings ratio ("P/E") multiple hovering over 19x, up from 15x at this time last year. Without the tailwind of continued multiple expansion, we believe stocks will have to rely on earnings growth to continue the decade-long bull market, so advances may be muted compared to 2019's gains.

The Fed has signaled that it will likely not change the federal funds rate this year, which is positive for risk assets as a whole, and value equities more specifically. Consumer spending continues to support economic expansion, and with low unemployment, clean consumer balance sheets and nascent signs of wage growth, we believe that will continue to be the case for the balance of 2020. That said, there are several factors that could throw a curveball into forecasts, including a re-escalation of trade conflicts, the economic impact of COVID-19, and the presidential election. It is too early to determine the effects of a potential pandemic on the global economy; however, this year's presidential candidates offer a wider divergence of outcomes than we have seen in several decades. To that end, we anticipate market volatility may be elevated as likely economic and political outcomes shift throughout the year.

In the face of these uncertainties, slower returns and higher volatility, we believe the best strategy for investors is to focus on companies with stable earnings and clean balance sheets. Dividend payers at a reasonable price should also provide more predictable returns. As active managers, we believe this approach will become critical in the current environment for clients seeking strong absolute returns and moderated volatility over the long term.

January 31, 2020 | Annual Report 9

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	29.04%	22.65%
Commencement of Operations (5/27/15) to 1/31/20	10.05%	10.19%

Market Price/NAV Performance

Commencement of Operations (5/27/15) to 1/31/20

Market Price/NAV

Market Price	$25.22
NAV(2)	$24.81
Premium to NAV	1.65%
Market Price Yield(3)	7.95%
Leverage Ratio(4)	29.03%

Investment Allocation

(as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in the Fund's dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund's financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared February 1, 2020) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at January 31, 2020.

(4) Represents Mandatory Redeemable Preferred Shares, Senior Secured Notes and amounts drawn under the short-term margin loan facility ("Leverage") outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10 Annual Report | January 31, 2020

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	20.83%	17.85%
5 Year	11.01%	9.58%
10 Year	11.49%	10.37%
Commencement of Operations (2/27/07) to 1/31/20	7.34%	7.58%

Market Price/NAV Performance

Commencement of Operations (2/27/07) to 1/31/20

Market Price/NAV

Market Price	$23.14
NAV(2)	$24.89
Discount to NAV	-7.03%
Market Price Yield(3)	6.57%

Investment Allocation

(as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in the Fund's dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund's financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2020.

January 31, 2020 | Annual Report 11

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	18.17%	13.13%
5 Year	5.04%	4.58%
10 Year	8.35%	6.71%
Commencement of Operations (2/28/05) to 1/31/20	4.53%	4.85%

Market Price/NAV Performance

Commencement of Operations (2/28/05) to 1/31/20

Market Price/NAV

Market Price	$13.09
NAV(2)	$14.34
Discount to NAV	-8.72%
Market Price Yield(3)	6.88%

Investment Allocation

(as a % of total investments, before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund's shares, or changes in the Fund's dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund's financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2020.

12 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020

Principal Amount (000s)		Value
Convertible Bonds & Notes – 62.5%
	Aerospace & Defense – 0.4%
$520	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/23 (g)	$1,059,519
	Auto Components – 0.7%
1,760	Meritor, Inc., 3.25%, 10/15/37 (g)	1,829,300
	Auto Manufacturers – 1.8%
2,475	Tesla, Inc., 1.25%, 3/1/21	4,555,193
	Banks – 0.6%
395	BofA Finance LLC, 0.125%, 9/1/22	410,800
995	JPMorgan Chase Bank N.A., 0.125%, 1/1/23 (a)(b)	1,055,944
		1,466,744
	Biotechnology – 4.0%
250	Apellis Pharmaceuticals, Inc., 3.50%, 9/15/26 (a)(b)(g)	336,313
2,600	Exact Sciences Corp., 0.375%, 3/15/27 (g)	2,938,000
915	Halozyme Therapeutics, Inc., 1.25%, 12/1/24 (a)(b)(g)	959,386
	Illumina, Inc. (g),
600	zero coupon, 8/15/23	633,000
305	0.50%, 6/15/21	380,869
1,505	Insmed, Inc., 1.75%, 1/15/25 (g)	1,424,258
885	Karyopharm Therapeutics Inc., 3.00%, 10/15/25	1,149,440
	PTC Therapeutics, Inc.,
870	1.50%, 9/15/26 (a)(b)	1,056,607
1,080	3.00%, 8/15/22 (g)	1,284,572
		10,162,445
	Commercial Services – 2.6%
1,670	Chegg, Inc., 0.125%, 3/15/25 (a)(b)(g)	1,787,232
1,370	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)(g)	1,638,993
980	FTI Consulting, Inc., 2.00%, 8/15/23 (g)	1,297,158
1,605	Square, Inc., 0.50%, 5/15/23 (g)	1,943,409
		6,666,792
	Computers – 2.1%
1,515	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)(g)	1,699,701
2,450	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(b)	2,597,336
775	Rapid7, Inc., 1.25%, 8/1/23 (g)	1,201,734
		5,498,771
	Diversified Financial Services – 0.2%
380	LendingTree, Inc., 0.625%, 6/1/22	607,979
	Electronics – 0.2%
380	TTM Technologies, Inc., 1.75%, 12/15/20	580,582
	Engineering & Construction – 0.5%
1,100	KBR, Inc., 2.50%, 11/1/23 (a)(b)(g)	1,347,871
	Entertainment – 0.8%
1,695	Live Nation Entertainment, Inc., 2.50%, 3/15/23 (g)	2,020,019

January 31, 2020 | Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Equity Real Estate Investment Trusts (REITs) – 0.7%
$1,645	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22 (g)	$1,774,971
	Healthcare-Products – 3.7%
1,255	CONMED Corp., 2.625%, 2/1/24 (a)(b)(g)	1,615,812
2,480	Insulet Corp., 0.375%, 9/1/26 (a)(b)(g)	2,792,782
1,090	Nevro Corp., 1.75%, 6/1/21	1,619,727
985	NuVasive, Inc., 2.25%, 3/15/21	1,298,085
2,030	Repligen Corp., 0.375%, 7/15/24 (g)	2,256,394
		9,582,800
	Healthcare-Services – 1.3%
285	Anthem, Inc., 2.75%, 10/15/42 (g)	1,053,075
1,150	Teladoc Health, Inc., 1.375%, 5/15/25 (g)	2,336,123
		3,389,198
	Home Builders – 0.8%
1,780	Winnebago Industries, Inc., 1.50%, 4/1/25 (a)(b)	1,970,994
	Insurance – 0.5%
1,040	AXA S.A., 7.25%, 5/15/21 (a)(b)(g)	1,167,400
	Internet – 7.7%
600	Booking Holdings, Inc., 0.35%, 6/15/20 (g)	835,616
2,010	Etsy, Inc., 0.125%, 10/1/26 (a)(b)(g)	1,887,706
1,885	IAC Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)(g)	2,083,121
2,455	Okta, Inc., 0.125%, 9/1/25 (a)(b)	2,491,211
1,670	Palo Alto Networks, Inc., 0.75%, 7/1/23 (g)	1,859,585
1,935	Proofpoint, Inc., 0.25%, 8/15/24 (a)(b)(g)	2,071,023
1,775	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	2,137,702
2,390	Snap, Inc., 0.75%, 8/1/26 (a)(b)(g)	2,666,211
1,155	Wix.com Ltd., zero coupon, 7/1/23 (g)	1,431,976
325	Zendesk, Inc., 0.25%, 3/15/23	484,391
1,485	Zillow Group, Inc., 1.375%, 9/1/26 (a)(b)	1,847,897
		19,796,439
	Iron/Steel – 0.4%
870	Cleveland-Cliffs, Inc., 1.50%, 1/15/25 (g)	930,684
	Media – 3.9%
	DISH Network Corp. (g),
1,135	2.375%, 3/15/24	1,046,343
2,920	3.375%, 8/15/26	2,841,668
	Liberty Media Corp.,
1,515	1.00%, 1/30/23 (g)	2,037,364
1,240	1.375%, 10/15/23 (g)	1,674,150
1,975	2.75%, 12/1/49 (a)(b)	2,070,410
165	World Wrestling Entertainment, Inc., 3.375%, 12/15/23 (g)	342,701
		10,012,636
	Mining – 0.5%
915	SSR Mining, Inc., 2.50%, 4/1/39 (a)(b)(g)	1,168,790

14 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 1.6%
$840	Helix Energy Solutions Group, Inc., 4.125%, 9/15/23 (g)	$1,002,574
2,620	Nabors Industries, Inc., 0.75%, 1/15/24 (g)	1,820,524
1,385	Transocean, Inc., 0.50%, 1/30/23 (g)	1,169,664
		3,992,762
	Pharmaceuticals – 4.2%
1,420	DexCom, Inc., 0.75%, 12/1/23 (g)	2,256,912
965	Flexion Therapeutics, Inc., 3.375%, 5/1/24	978,317
2,100	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (g)	2,685,375
1,305	Neurocrine Biosciences, Inc., 2.25%, 5/15/24 (g)	1,893,896
1,200	Sarepta Therapeutics, Inc., 1.50%, 11/15/24 (g)	2,150,400
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26, Ser. C (g)	922,135
		10,887,035
	Pipelines – 0.4%
1,475	Cheniere Energy, Inc., 4.25%, 3/15/45 (g)	1,158,532
	Retail – 1.3%
1,140	Guess?, Inc., 2.00%, 4/15/24 (a)(b)	1,233,529
	RH,
475	zero coupon, 6/15/23	593,465
1,350	zero coupon, 9/15/24 (a)(b)	1,574,493
		3,401,487
	Semiconductors – 6.4%
260	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,540,259
1,110	Inphi Corp., 0.75%, 9/1/21 (g)	1,609,768
3,085	Microchip Technology, Inc., 1.625%, 2/15/27 (g)	4,157,513
370	Micron Technology, Inc., 3.125%, 5/1/32, Ser. D (g)	1,971,782
255	Novellus Systems, Inc., 2.625%, 5/15/41 (g)	2,372,986
2,005	ON Semiconductor Corp., 1.625%, 10/15/23 (g)	2,681,392
715	Silicon Laboratories, Inc., 1.375%, 3/1/22 (g)	862,469
525	Teradyne, Inc., 1.25%, 12/15/23 (g)	1,120,200
		16,316,369
	Software – 13.4%
2,780	Akamai Technologies, Inc., 0.125%, 5/1/25 (g)	3,217,513
	Alteryx, Inc. (a)(b)(g),
975	0.50%, 8/1/24	1,046,250
1,395	1.00%, 8/1/26	1,504,721
1,400	Atlassian, Inc., 0.625%, 5/1/23 (g)	2,600,943
1,790	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)(g)	2,253,162
1,435	DocuSign, Inc., 0.50%, 9/15/23 (g)	1,850,149
1,705	Envestnet, Inc., 1.75%, 6/1/23 (g)	2,201,765
1,280	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	1,367,148
705	Five9, Inc., 0.125%, 5/1/23 (g)	1,283,459
2,005	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)(g)	2,070,163
1,195	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)(g)	1,525,373
2,335	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)	2,528,927
815	Nutanix, Inc., zero coupon, 1/15/23	831,559

January 31, 2020 | Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Software (continued)
$785	RingCentral, Inc., zero coupon, 3/15/23 (g)	$1,983,269
1,050	Sea Ltd., 1.00%, 12/1/24 (a)(b)	1,220,468
855	ServiceNow, Inc., zero coupon, 6/1/22 (g)	2,141,241
2,365	Splunk, Inc., 1.125%, 9/15/25	2,984,334
1,865	Zynga, Inc., 0.25%, 6/1/24 (a)(b)(g)	1,911,929
		34,522,373
	Telecommunications – 1.6%
1,200	GCI Liberty, Inc., 1.75%, 9/30/46 (a)(b)(g)	1,742,675
1,895	Viavi Solutions, Inc., 1.00%, 3/1/24 (g)	2,354,551
		4,097,226
	Transportation – 0.2%
520	Air Transport Services Group, Inc., 1.125%, 10/15/24 (g)	496,161
Total Convertible Bonds & Notes (cost-$152,110,215)		160,461,072
Shares
Common Stock – 33.1%
	Aerospace & Defense – 0.4%
3,400	Boeing Co.	1,082,118
	Automobiles – 0.2%
72,600	Ford Motor Co. (g)	640,332
	Banks – 0.4%
4,911	CCF Holdings LLC, Class A (cost-$0; purchased 12/18/18) (d)(f)(h)(i)	–	†
5,357	CCF Holdings LLC, Class B (cost-$0; purchased 12/12/18) (d)(f)(h)(i)	1
7,600	JPMorgan Chase & Co. (g)	1,005,936
		1,005,937
	Beverages – 0.5%
9,000	PepsiCo, Inc.	1,278,180
	Biotechnology – 1.5%
13,200	AbbVie, Inc.	1,069,464
1,900	Biogen, Inc. (i)	510,815
15,200	Gilead Sciences, Inc. (g)	960,640
5,300	Vertex Pharmaceuticals, Inc. (i)	1,203,365
		3,744,284
	Building Products – 0.3%
17,452	Johnson Controls International PLC	688,481
	Capital Markets – 0.6%
12,300	Charles Schwab Corp.	560,265
3,700	S&P Global, Inc.	1,086,801
		1,647,066
	Chemicals – 0.3%
16,600	Chemours Co.	230,242
3,800	Corteva, Inc. (i)	109,896

16 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Shares		Value
	Chemicals (continued)
3,800	Dow, Inc. (i)	$175,066
3,800	DuPont de Nemours, Inc.	194,484
		709,688
	Communications Equipment – 0.5%
25,100	Cisco Systems, Inc.	1,153,847
	Diversified Telecommunication Services – 0.0%
32,499	Frontier Communications Corp. (i)	17,930
	Energy Equipment & Services – 0.2%
9,200	National Oilwell Varco, Inc.	189,612
12,800	Schlumberger Ltd. (g)	428,928
		618,540
	Entertainment – 0.9%
4,600	Netflix, Inc. (g)(i)	1,587,414
4,700	Walt Disney Co. (g)	650,057
		2,237,471
	Equity Real Estate Investment Trusts (REITs) – 0.3%
4,300	Crown Castle International Corp.	644,312
	Food & Staples Retailing – 1.0%
4,100	Costco Wholesale Corp.	1,252,632
32,900	Kroger Co. (g)	883,694
7,900	Walgreens Boots Alliance, Inc.	401,715
		2,538,041
	Healthcare Equipment & Supplies – 1.3%
4,400	Align Technology, Inc. (i)	1,131,240
19,500	Boston Scientific Corp. (i)	816,465
2,300	Intuitive Surgical, Inc. (i)	1,287,494
		3,235,199
	Healthcare Providers & Services – 1.0%
5,100	McKesson Corp.	727,311
6,700	UnitedHealth Group, Inc.	1,825,415
		2,552,726
	Hotels, Restaurants & Leisure – 1.1%
5,900	McDonald's Corp. (g)	1,262,423
11,500	Starbucks Corp. (g)	975,545
4,200	Wynn Resorts Ltd.	529,872
		2,767,840
	Household Durables – 0.3%
15,000	DR Horton, Inc. (g)	888,000
	Industrial Conglomerates – 0.7%
3,500	3M Co.	555,310
7,300	Honeywell International, Inc.	1,264,506
		1,819,816

January 31, 2020 | Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Shares		Value
	Insurance – 0.2%
5,900	Progressive Corp. (g)	$476,071
	Interactive Media & Services – 2.1%
2,000	Alphabet, Inc., Class A (i)	2,865,560
12,900	Facebook, Inc., Class A (i)	2,604,639
		5,470,199
	Internet & Direct Marketing Retail – 1.4%
3,100	Alibaba Group Holding Ltd., ADR (g)(i)	640,429
1,500	Amazon.com, Inc. (i)	3,013,080
		3,653,509
	IT Services – 3.1%
12,000	Fiserv, Inc. (i)	1,423,320
6,000	International Business Machines Corp. (g)	862,380
5,400	Mastercard, Inc., Class A (g)	1,706,076
9,600	PayPal Holdings, Inc. (g)(i)	1,093,344
14,200	Visa, Inc., Class A (g)	2,825,374
		7,910,494
	Life Sciences Tools & Services – 0.5%
4,100	Thermo Fisher Scientific, Inc.	1,284,079
	Machinery – 0.8%
9,700	Caterpillar, Inc.	1,274,095
5,000	Deere & Co. (g)	792,900
		2,066,995
	Media – 0.2%
14,800	Comcast Corp., Class A (g)	639,212
13,574	LiveStyle, Inc. (d)(f)(i)(j)	1
		639,213
	Multi-Line Retail – 0.6%
6,300	Dollar General Corp.	966,483
5,600	Target Corp.	620,144
		1,586,627
	Oil, Gas & Consumable Fuels – 0.6%
14,900	Occidental Petroleum Corp.	591,828
60,184	Southwestern Energy Co. (i)	94,489
9,500	Valero Energy Corp. (g)	800,945
		1,487,262
	Pharmaceuticals – 2.1%
10,000	Allergan PLC	1,866,400
19,900	Bristol-Myers Squibb Co.	1,252,705
12,300	Merck & Co., Inc.	1,050,912
43,950	Teva Pharmaceutical Industries Ltd., ADR (i)	457,080
6,400	Zoetis, Inc.	858,944
		5,486,041
	Road & Rail – 0.3%
4,800	Union Pacific Corp. (g)	861,216

18 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 3.4%
23,000	Advanced Micro Devices, Inc. (g)(i)	$1,081,000
3,100	Broadcom, Inc. (g)	945,996
4,400	Lam Research Corp. (g)	1,312,124
35,500	Marvell Technology Group Ltd.	853,420
25,300	Micron Technology, Inc. (i)	1,343,177
6,400	NVIDIA Corp.	1,513,152
9,700	QUALCOMM, Inc.	827,507
6,700	Texas Instruments, Inc. (g)	808,355
		8,684,731
	Software – 3.7%
3,000	Adobe, Inc. (g)(i)	1,053,420
3,000	Atlassian Corp. PLC, Class A (i)	441,000
3,200	Intuit, Inc. (g)	897,216
17,800	Microsoft Corp.	3,030,094
9,500	Salesforce.com, Inc. (g)(i)	1,731,945
3,500	ServiceNow, Inc. (g)(i)	1,183,805
5,900	Workday, Inc., Class A (i)	1,089,317
		9,426,797
	Specialty Retail – 0.6%
7,000	Home Depot, Inc.	1,596,700
	Technology Hardware, Storage & Peripherals – 1.5%
10,100	Apple, Inc.	3,126,051
12,700	NetApp, Inc.	678,180
		3,804,231
	Textiles, Apparel & Luxury Goods – 0.5%
12,800	NIKE, Inc., Class B	1,232,640
Total Common Stock (cost-$95,802,155)		84,936,613
Principal Amount (000s)
Corporate Bonds & Notes – 24.9%
	Advertising – 0.1%
$320	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	335,089
	Aerospace & Defense – 0.6%
	TransDigm, Inc.,
680	5.50%, 11/15/27 (a)(b)	685,440
715	6.50%, 5/15/25 (g)	745,091
200	Triumph Group, Inc., 6.25%, 9/15/24 (a)(b)	207,292
		1,637,823

January 31, 2020 | Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Auto Components – 0.6%
$375	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)(g)	$410,390
465	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (g)	483,902
645	Panther BF Aggregator 2 L.P., 8.50%, 5/15/27 (a)(b)(g)	694,569
		1,588,861
	Auto Manufacturers – 0.6%
510	Navistar International Corp., 6.625%, 11/1/25 (a)(b)(g)	535,926
895	Tesla, Inc., 5.30%, 8/15/25 (a)(b)(g)	906,196
		1,442,122
	Chemicals – 0.3%
875	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(g)	872,834
	Commercial Services – 1.6%
350	Cenveo Corp., 6.00%, 5/15/24 (cost-$409,386; purchased 12/14/15) (a)(b)(c)(d)(f)(h)	6,416
475	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)(g)	497,432
	Hertz Corp. (a)(b),
385	6.00%, 1/15/28	389,081
350	7.125%, 8/1/26	372,094
475	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)(g)	510,026
915	RR Donnelley & Sons Co., 6.00%, 4/1/24 (g)	935,967
	United Rentals North America, Inc. (g),
310	5.25%, 1/15/30	333,358
1,000	5.50%, 7/15/25	1,036,785
		4,081,159
	Computers – 0.2%
520	Dell International LLC, 7.125%, 6/15/24 (a)(b)(g)	547,300
	Containers & Packaging – 0.4%
455	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)(g)	484,018
380	Trivium Packaging Finance BV, 8.50%, 8/15/27 (a)(b)(g)	418,703
		902,721
	Distribution/Wholesale – 0.2%
495	H&E Equipment Services, Inc., 5.625%, 9/1/25 (g)	517,480
	Diversified Financial Services – 2.2%
1,779	CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23 (a)(b)(d)(f)	774,754
1,500	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$1,500,000; purchased 9/6/18) (a)(b)(g)(h)	1,503,750
	Navient Corp.,
510	5.00%, 3/15/27	509,044
995	6.75%, 6/15/26 (g)	1,082,659
	Springleaf Finance Corp. (g),
460	6.625%, 1/15/28	518,351
1,000	8.25%, 10/1/23	1,165,415
		5,553,973
	Electric Utilities – 0.3%
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (g)	782,915

20 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Electronic Equipment, Instruments & Components – 0.3%
$750	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)(g)	$828,300
	Engineering & Construction – 0.4%
500	AECOM, 5.875%, 10/15/24 (g)	555,292
435	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(g)	409,988
		965,280
	Entertainment – 1.0%
885	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (g)	754,485
	Cedar Fair L.P.,
250	5.375%, 6/1/24 (g)	256,901
90	5.375%, 4/15/27	95,528
1,000	Scientific Games International, Inc., 5.00%, 10/15/25 (a)(b)(g)	1,030,960
305	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	331,870
		2,469,744
	Food & Beverage – 0.3%
310	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(b)(g)	343,906
495	Post Holdings, Inc., 5.75%, 3/1/27 (a)(b)(g)	523,375
		867,281
	Food Service – 0.2%
390	Aramark Services, Inc., 5.00%, 2/1/28 (a)(b)(g)	409,247
	Healthcare-Products – 0.4%
590	Avantor, Inc., 9.00%, 10/1/25 (a)(b)(g)	653,298
260	Hill-Rom Holdings, Inc., 5.00%, 2/15/25 (a)(b)(g)	269,533
		922,831
	Healthcare-Services – 1.3%
1,000	Community Health Systems, Inc., 6.875%, 2/1/22 (g)	912,500
420	DaVita, Inc., 5.125%, 7/15/24 (g)	430,326
500	HCA, Inc., 7.50%, 2/15/22 (g)	549,735
620	Select Medical Corp., 6.25%, 8/15/26 (a)(b)(g)	670,012
	Tenet Healthcare Corp.,
490	6.25%, 2/1/27 (a)(b)(g)	518,837
245	8.125%, 4/1/22	268,108
		3,349,518
	Internet – 0.9%
460	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)(g)	483,276
640	Match Group, Inc., 5.00%, 12/15/27 (a)(b)	673,822
505	Netflix, Inc., 5.375%, 11/15/29 (a)(b)(g)	550,597
305	NortonLifeLock, Inc., 5.00%, 4/15/25 (a)(b)(g)	311,579
350	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)	358,399
		2,377,673
	Lodging – 0.3%
355	MGM Resorts International, 5.50%, 4/15/27 (g)	391,156
325	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)(g)	339,622
		730,778

January 31, 2020 | Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Machinery-Construction & Mining – 0.1%
$330	Terex Corp., 5.625%, 2/1/25 (a)(b)(g)	$340,313
	Media – 2.8%
	CCO Holdings LLC (a)(b)(g),
470	5.125%, 5/1/27	492,020
300	5.50%, 5/1/26	314,197
417	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(b)(g)	454,878
	CSC Holdings LLC (a)(b)(g),
460	7.50%, 4/1/28	524,410
750	7.75%, 7/15/25	792,195
	Diamond Sports Group LLC (a)(b)(g),
170	5.375%, 8/15/26	169,656
985	6.625%, 8/15/27	922,797
	DISH DBS Corp. (g),
165	5.875%, 7/15/22	173,544
1,010	5.875%, 11/15/24	1,024,155
1,000	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)(g)	1,048,100
330	Meredith Corp., 6.875%, 2/1/26	340,544
625	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)(g)	659,781
310	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)(g)	326,849
		7,243,126
	Metal Fabricate/Hardware – 0.2%
470	Park-Ohio Industries, Inc., 6.625%, 4/15/27 (g)	478,449
	Mining – 0.9%
430	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(b)(g)	452,614
695	Constellium SE, 6.625%, 3/1/25 (a)(b)(g)	718,449
475	Freeport-McMoRan, Inc., 5.25%, 9/1/29	504,379
170	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)(g)	173,329
500	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)(g)	526,247
		2,375,018
	Miscellaneous Manufacturing – 0.1%
295	Koppers, Inc., 6.00%, 2/15/25 (a)(b)(g)	302,962
	Oil, Gas & Consumable Fuels – 1.4%
250	Callon Petroleum Co., 6.125%, 10/1/24 (g)	239,688
1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (g)	1,004,990
1,040	Chesapeake Energy Corp., 8.00%, 3/15/26 (a)(b)(g)	532,867
85	Oasis Petroleum, Inc., 6.875%, 3/15/22 (g)	81,813
340	PBF Holding Co. LLC, 6.00%, 2/15/28 (a)(b)	348,534
	Sunoco L.P. (g),
300	5.50%, 2/15/26	309,482
170	5.875%, 3/15/28	181,339
495	Transocean, Inc., 7.50%, 1/15/26 (a)(b)(g)	467,687
465	USA Compression Partners L.P., 6.875%, 9/1/27	485,576
		3,651,976

22 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Paper & Forest Products – 0.3%
$615	Mercer International, Inc., 7.375%, 1/15/25 (g)	$652,414
	Pharmaceuticals – 0.6%
425	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)(g)	481,567
450	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(b)(g)	505,116
465	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(b)(g)	496,690
		1,483,373
	Pipelines – 1.0%
1,000	Crestwood Midstream Partners L.P., 5.75%, 4/1/25 (g)	1,017,790
370	DCP Midstream Operating L.P., 5.125%, 5/15/29 (g)	391,034
450	NGL Energy Partners L.P., 7.50%, 4/15/26 (a)(b)(g)	437,568
	Targa Resources Partners L.P.,
335	6.50%, 7/15/27	365,988
305	6.875%, 1/15/29	336,834
		2,549,214
	Real Estate – 0.3%
700	Kennedy-Wilson, Inc., 5.875%, 4/1/24 (g)	719,278
	Retail – 0.8%
1,000	Conn's, Inc., 7.25%, 7/15/22 (g)	997,812
300	L Brands, Inc., 6.875%, 11/1/35 (g)	301,282
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)(g)	775,000
		2,074,094
	Semiconductors – 0.2%
475	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)(g)	516,848
	Software – 0.9%
455	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)(g)	481,100
1,000	j2 Cloud Services LLC, 6.00%, 7/15/25 (a)(b)(g)	1,057,085
230	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(g)	228,275
480	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)(g)	508,644
		2,275,104
	Telecommunications – 2.8%
	CenturyLink, Inc.,
335	5.125%, 12/15/26 (a)(b)	344,213
420	7.50%, 4/1/24, Ser. Y (g)	474,774
800	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)(g)	839,008
690	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)(g)	660,247
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (g)	956,875
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)	1,071,120
500	Intelsat Jackson Holdings S.A., 5.50%, 8/1/23 (g)	409,792
500	Level 3 Financing, Inc., 5.375%, 5/1/25 (g)	517,292
365	Sprint Corp., 7.625%, 3/1/26 (g)	381,608
	T-Mobile USA, Inc.,
1,000	4.75%, 2/1/28 (g)	1,065,600
500	6.50%, 1/15/26	534,150
		7,254,679

January 31, 2020 | Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Toys/Games/Hobbies – 0.0%
$90	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	$94,770
	Transportation – 0.3%
	XPO Logistics, Inc. (a)(b),
600	6.125%, 9/1/23	621,501
150	6.50%, 6/15/22 (g)	152,892
		774,393
Total Corporate Bonds & Notes (cost-$64,539,516)		63,968,940
Shares
Convertible Preferred Stock – 13.1%
	Banks – 3.3%
2,910	Bank of America Corp. 7.25%, Ser. L (e)(g)	4,576,557
2,530	Wells Fargo & Co. 7.50%, Ser. L (e)(g)	3,910,267
		8,486,824
	Electric Utilities – 1.3%
12,640	Sempra Energy 6.00%, 1/15/21, Ser. A (g)	1,600,351
32,580	Southern Co. 6.75%, 8/1/22 (g)	1,850,218
		3,450,569
	Electronics – 0.6%
1,615	Fortive Corp. 5.00%, 7/1/21, Ser. A (g)	1,556,214
	Equity Real Estate Investment Trusts (REITs) – 1.1%
2,020	Crown Castle International Corp. 6.875%, 8/1/20, Ser. A (g)	2,688,297
	Hand/Machine Tools – 1.6%
12,690	Colfax Corp. 5.75%, 1/15/22 (g)	1,928,245
	Stanley Black & Decker, Inc.,
9,695	5.25%, 11/15/22	1,017,878
10,225	5.375%, 5/15/20 (g)	1,069,024
		4,015,147
	Healthcare-Products – 1.5%
21,945	Avantor, Inc. 6.25%, 5/15/22, Ser. A	1,399,213
2,090	Danaher Corp. 4.75%, 4/15/22, Ser. A (g)	2,552,183
		3,951,396
	Insurance – 0.7%
12,985	Assurant, Inc. 6.50%, 3/15/21, Ser. D (g)	1,668,572
	Pharmaceuticals – 1.3%
26,830	Becton Dickinson and Co. 6.125%, 5/1/20, Ser. A (g)	1,758,706
29,035	Elanco Animal Health, Inc. 5.00%, 2/1/23	1,589,986
		3,348,692
	Semiconductors – 1.7%
3,840	Broadcom, Inc. 8.00%, 9/30/22, Ser. A (g)	4,410,624
Total Convertible Preferred Stock (cost-$30,537,323)		33,576,335

24 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

Shares		Value
Preferred Stock (a)(d)(f)(i)(j) – 0.5%
	Media – 0.5%
532	LiveStyle, Inc., Ser. A	$80,359
11,500	LiveStyle, Inc., Ser. B	1,150,000
1,250	LiveStyle, Inc., Ser. B	12
Total Preferred Stock (cost-$2,429,842)		1,230,371
Units
Warrants (a)(d)(f)(i)(j) – 0.0%
Media – 0.0%
3,000	LiveStyle, Inc., expires 11/30/21, Ser. C (cost-$0)	–	†
Principal Amount (000s)
Repurchase Agreements – 6.5%
$16,805	State Street Bank and Trust Co., dated 1/31/20, 0.25%, due 2/3/20, proceeds $16,805,350; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/22, valued at $17,144,789 including accrued interest (cost-$16,805,000)	16,805,000
Total Investments, before options written (cost-$362,224,051) – 140.6%		360,978,331
Total Options Written – (0.0)% (premiums received-$50,658) (i)(k)(l)		(36,567)
Total Investments, net of options written (cost-$362,173,393) – 140.6%		360,941,764
Other liabilities in excess of other assets – (40.6)%		(104,217,313)
Net Assets – 100.0%		$256,724,451

Notes to Schedule of Investments:

†  Actual amount rounds to less than $1.

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $96,285,991, representing 37.5% of net assets.

(b)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $95,055,620, representing 37.0% of net assets.

(c)  In default.

(d)  Fair-Valued–Securities with an aggregate value of $2,011,543, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)  Perpetual maturity. The date shown, if any, is the next call date.

(f)  Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)  All or partial amount segregated for the benefit of the counterparty as collateral for options written and long-term and short-term loan financing.

January 31, 2020 | Annual Report 25

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

(h)  Restricted. The aggregate cost of such securities is $1,909,386. The aggregate value is $1,510,167, representing 0.6% of net assets.

(i)  Non-income producing.

(j)  A member of the Fund's portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund's aggregate value of investments in LiveStyle, Inc. represents 0.5% of net assets.

(k)  Exchange traded-Chicago Board Options Exchange.

(l)  Exchange traded option contracts outstanding at January 31, 2020:

Options written contracts outstanding at January 31, 2020:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Adobe, Inc.	380.00	USD	2/21/20	(12)	$(1,200)	$(582)	$(599)	$17
Advanced Micro Devices, Inc.	60.00	USD	2/21/20	(90)	(9,000)	(765)	(6,418)	5,653
Alibaba Group Holding Ltd.	250.00	USD	2/21/20	(15)	(1,500)	(308)	(2,887)	2,579
Amazon.com, Inc.	2,000.00	USD	2/21/20	(2)	(200)	(10,890)	(2,214)	(8,676)
Broadcom, Inc.	340.00	USD	2/21/20	(15)	(1,500)	(863)	(1,980)	1,117
Comcast Corp.	50.00	USD	2/21/20	(40)	(4,000)	(60)	(720)	660
Deere & Co.	175.00	USD	2/21/20	(20)	(2,000)	(980)	(2,957)	1,977
DR Horton, Inc.	62.00	USD	2/21/20	(40)	(4,000)	(1,280)	(1,004)	(276)
Intuit, Inc.	310.00	USD	2/21/20	(3)	(300)	(247)	(472)	225
JPMorgan Chase & Co.	145.00	USD	2/21/20	(20)	(2,000)	(130)	(382)	252
Lam Research Corp.	340.00	USD	2/21/20	(9)	(900)	(387)	(1,271)	884
Mastercard, Inc.	345.00	USD	2/21/20	(27)	(2,700)	(932)	(2,487)	1,555
McDonald's Corp.	225.00	USD	2/21/20	(30)	(3,000)	(660)	(1,202)	542
Netflix, Inc.	400.00	USD	2/21/20	(16)	(1,600)	(616)	(2,815)	2,199
PayPal Holdings, Inc.	125.00	USD	2/21/20	(50)	(5,000)	(925)	(4,637)	3,712
Progressive Corp.	85.00	USD	2/21/20	(15)	(1,500)	(412)	(362)	(50)
Salesforce.com, Inc.	195.00	USD	2/21/20	(35)	(3,500)	(1,820)	(2,300)	480
ServiceNow, Inc.	350.00	USD	2/21/20	(22)	(2,200)	(10,450)	(4,905)	(5,545)
Starbucks Corp.	100.00	USD	2/21/20	(70)	(7,000)	(140)	(2,524)	2,384
Texas Instruments, Inc.	145.00	USD	2/21/20	(25)	(2,500)	(37)	(1,501)	1,464
Union Pacific Corp.	192.50	USD	2/21/20	(25)	(2,500)	(788)	(2,354)	1,566
Visa, Inc.	220.00	USD	2/21/20	(50)	(5,000)	(1,125)	(2,537)	1,412
Walt Disney Co.	152.50	USD	2/21/20	(28)	(2,800)	(2,170)	(2,130)	(40)
Total options written contracts						$(36,567)	$(50,658)	$14,091

(m)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/20
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$160,461,072	$–	$160,461,072
Common Stock:
Banks	1,005,936	–	1	1,005,937
Media	639,212	–	1	639,213
All Other	83,291,463	–	–	83,291,463

26 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/20
Corporate Bonds & Notes:
Commercial Services	$–	$4,074,743	$6,416	$4,081,159
Diversified Financial Services	–	4,779,219	774,754	5,553,973
All Other	–	54,333,808	–	54,333,808
Convertible Preferred Stock	33,576,335	–	–	33,576,335
Preferred Stock	–	–	1,230,371	1,230,371
Repurchase Agreements	–	16,805,000	–	16,805,000
	118,512,946	240,453,842	2,011,543	360,978,331
Investments in Securities – Liabilities
Options Written:
Market Price	(36,567)	–	–	(36,567)
Totals	$118,476,379	$240,453,842	$2,011,543	$360,941,764

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2020, was as follows:

	Beginning Balance 1/31/19	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/20
Investments in Securities – Assets
Common Stock:
Banks	$1	$–	$–		$–	$–	$–	$–	$–	$1
Media	1	–	–		–	–	–	–	–	1
Corporate Bonds & Notes:
Commercial Services	19,250	–	(4,261	)††	–	–	(8,573)	–	–	6,416
Diversified Financial Services	780,069	178,666	–		29,002	–	(212,983)	–	–	774,754
Preferred Stock:	1,173,631	–	–		–	–	56,740	–	–	1,230,371
Totals	$1,972,952	$178,666	$(4,261)		$29,002	$–	$(164,816)	$–	$–	$2,011,543

††  Removed via corporate action.

The table above may include Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2020:

	Ending Balance at 1/31/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$774,754	Market and Company Comparables	EV Multiples Illiquidity Discount	1.79 20%	x (0.38x – 5.03x)
Preferred Stock	$1,230,359	Market and Company Comparables	EV Multiples Illiquidity Discount	0.93 25%	x (0.26x – 1.47x)

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2020 was $(156,243).

January 31, 2020 | Annual Report 27

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2020 (continued)

(n)  The following is a summary of the Fund's derivatives categorized by risk exposure.

The effect of derivatives on the Fund's Statements of Assets and Liabilities at January 31, 2020:

Location	Market Price
Liability derivatives:
Options written, at value	$(36,567)

The effect of derivatives on the Fund's Statements of Operations for the year ended January 31, 2020:

Location	Market Price
Net realized loss on:
Options written	$(3,250)
Net change in unrealized appreciation/depreciation of:
Options written	$18,123

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2020 was 896 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

PIK  -  Payment-in-Kind

REIT  -  Real Estate Investment Trust

28 Annual Report | January 31, 2020 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020

Shares		Value
Common Stock – 63.2%
	Aerospace & Defense – 0.9%
20,000	Boeing Co.	$6,365,400
	Automobiles – 0.3%
245,100	Ford Motor Co.	2,161,782
	Banks – 1.0%
50,200	JPMorgan Chase & Co. (g)	6,644,472
	Beverages – 0.9%
45,800	PepsiCo, Inc.	6,504,516
	Biotechnology – 2.8%
59,400	AbbVie, Inc.	4,812,588
9,700	Biogen, Inc. (i)	2,607,845
91,000	Gilead Sciences, Inc.	5,751,200
27,200	Vertex Pharmaceuticals, Inc. (i)	6,175,760
		19,347,393
	Building Products – 0.3%
61,244	Johnson Controls International PLC	2,416,076
	Capital Markets – 1.4%
65,000	Charles Schwab Corp.	2,960,750
23,600	S&P Global, Inc.	6,932,028
		9,892,778
	Chemicals – 0.4%
46,400	Chemours Co.	643,568
14,533	Corteva, Inc. (i)	420,295
14,533	Dow, Inc. (i)	669,535
14,533	DuPont de Nemours, Inc.	743,799
		2,477,197
	Communications Equipment – 1.0%
149,600	Cisco Systems, Inc.	6,877,112
	Energy Equipment & Services – 0.4%
53,600	National Oilwell Varco, Inc.	1,104,696
53,900	Schlumberger Ltd.	1,806,189
		2,910,885
	Entertainment – 1.7%
23,900	Netflix, Inc. (g)(i)	8,247,651
24,300	Walt Disney Co. (g)	3,360,933
		11,608,584
	Equity Real Estate Investment Trusts (REITs) – 0.5%
22,400	Crown Castle International Corp.	3,356,416
	Food & Staples Retailing – 1.7%
21,400	Costco Wholesale Corp.	6,538,128
182,400	Kroger Co.	4,899,264
		11,437,392

January 31, 2020 | Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Shares		Value
	Healthcare Equipment & Supplies – 2.4%
23,200	Align Technology, Inc. (i)	$5,964,720
100,800	Boston Scientific Corp. (i)	4,220,496
12,000	Intuitive Surgical, Inc. (i)	6,717,360
		16,902,576
	Healthcare Providers & Services – 1.9%
24,400	McKesson Corp.	3,479,684
34,900	UnitedHealth Group, Inc.	9,508,505
		12,988,189
	Hotels, Restaurants & Leisure – 2.1%
30,300	McDonald's Corp. (g)	6,483,291
58,900	Starbucks Corp. (g)	4,996,487
22,000	Wynn Resorts Ltd.	2,775,520
		14,255,298
	Household Durables – 0.7%
78,300	DR Horton, Inc. (g)	4,635,360
	Industrial Conglomerates – 1.4%
17,800	3M Co.	2,824,148
37,800	Honeywell International, Inc.	6,547,716
		9,371,864
	Insurance – 0.4%
30,900	Progressive Corp. (g)	2,493,321
	Interactive Media & Services – 4.3%
11,200	Alphabet, Inc., Class A (i)	16,047,136
67,200	Facebook, Inc., Class A (i)	13,568,352
		29,615,488
	Internet & Direct Marketing Retail – 2.7%
16,400	Alibaba Group Holding Ltd., ADR (g)(i)	3,388,076
7,700	Amazon.com, Inc. (g)(i)	15,467,144
		18,855,220
	IT Services – 5.8%
62,500	Fiserv, Inc. (i)	7,413,125
15,700	International Business Machines Corp.	2,256,561
28,300	Mastercard, Inc., Class A (g)	8,941,102
55,900	PayPal Holdings, Inc. (g)(i)	6,366,451
74,500	Visa, Inc., Class A (g)	14,823,265
		39,800,504
	Life Sciences Tools & Services – 1.0%
21,300	Thermo Fisher Scientific, Inc.	6,670,947
	Machinery – 1.7%
50,100	Caterpillar, Inc.	6,580,635
32,800	Deere & Co. (g)	5,201,424
		11,782,059
	Media – 0.5%
77,600	Comcast Corp., Class A (g)	3,351,544

30 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Shares		Value
	Multi-Line Retail – 1.2%
32,700	Dollar General Corp.	$5,016,507
29,500	Target Corp.	3,266,830
		8,283,337
	Oil, Gas & Consumable Fuels – 1.0%
77,900	Occidental Petroleum Corp.	3,094,188
49,700	Valero Energy Corp.	4,190,207
		7,284,395
	Pharmaceuticals – 2.6%
112,200	Bristol-Myers Squibb Co.	7,062,990
64,400	Merck & Co., Inc.	5,502,336
56,317	Teva Pharmaceutical Industries Ltd., ADR (i)	585,697
33,600	Zoetis, Inc.	4,509,456
		17,660,479
	Road & Rail – 0.6%
25,000	Union Pacific Corp. (g)	4,485,500
	Semiconductors & Semiconductor Equipment – 6.8%
119,700	Advanced Micro Devices, Inc. (g)(i)	5,625,900
16,400	Broadcom, Inc. (g)	5,004,624
26,900	Lam Research Corp. (g)	8,021,849
183,500	Marvell Technology Group Ltd.	4,411,340
139,000	Micron Technology, Inc. (i)	7,379,510
33,800	NVIDIA Corp.	7,991,334
53,400	QUALCOMM, Inc.	4,555,554
34,800	Texas Instruments, Inc. (g)	4,198,620
		47,188,731
	Software – 7.6%
15,700	Adobe, Inc. (g)(i)	5,512,898
16,000	Atlassian Corp. PLC, Class A (i)	2,352,000
16,400	Intuit, Inc. (g)	4,598,232
93,700	Microsoft Corp.	15,950,551
55,521	Salesforce.com, Inc. (g)(i)	10,122,033
23,800	ServiceNow, Inc. (g)(i)	8,049,874
31,000	Workday, Inc., Class A (i)	5,723,530
		52,309,118
	Specialty Retail – 1.2%
36,700	Home Depot, Inc.	8,371,270
	Technology Hardware, Storage & Peripherals – 2.9%
56,000	Apple, Inc.	17,332,560
56,900	NetApp, Inc.	3,038,460
		20,371,020
	Textiles, Apparel & Luxury Goods – 1.1%
77,900	NIKE, Inc., Class B	7,501,770
Total Common Stock (cost-$439,513,355)		436,177,993

January 31, 2020 | Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 28.0%
	Auto Components – 0.3%
$1,935	Meritor, Inc., 3.25%, 10/15/37	$2,011,191
	Auto Manufacturers – 0.9%
3,280	Tesla, Inc., 1.25%, 3/1/21	6,036,781
	Beverages – 0.0%
90	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(b)	78,772
	Biotechnology – 2.3%
890	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	952,575
2,135	Exact Sciences Corp., 0.375%, 3/15/27	2,412,550
745	Halozyme Therapeutics, Inc., 1.25%, 12/1/24 (a)(b)	781,139
	Illumina, Inc.,
1,845	zero coupon, 8/15/23	1,946,475
1,015	0.50%, 6/15/21	1,267,481
1,080	Insmed, Inc., 1.75%, 1/15/25	1,022,059
1,565	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,502,643
555	Karyopharm Therapeutics Inc., 3.00%, 10/15/25	720,835
2,280	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	1,973,588
	PTC Therapeutics, Inc.,
935	1.50%, 9/15/26 (a)(b)	1,135,549
1,655	3.00%, 8/15/22	1,968,488
		15,683,382
	Commercial Services – 0.8%
1,740	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	1,862,146
1,470	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)	1,758,628
1,865	Square, Inc., 0.50%, 5/15/23	2,258,229
		5,879,003
	Computers – 1.1%
2,215	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)	2,485,041
	Lumentum Holdings, Inc.,
490	0.25%, 3/15/24	694,498
930	0.50%, 12/15/26 (a)(b)	985,928
1,535	Pure Storage, Inc., 0.125%, 4/15/23	1,548,899
2,245	Western Digital Corp., 1.50%, 2/1/24	2,260,434
		7,974,800
	Diversified Financial Services – 0.4%
2,000	Encore Capital Group, Inc., 2.875%, 3/15/21	1,983,021
610	LendingTree, Inc., 0.625%, 6/1/22	975,966
		2,958,987
	Electronics – 0.4%
1,010	Fortive Corp., 0.875%, 2/15/22 (a)(b)	1,019,110
1,070	OSI Systems, Inc., 1.25%, 9/1/22	1,102,184
910	Vishay Intertechnology, Inc., 2.25%, 6/15/25	905,996
		3,027,290

32 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Energy-Alternate Sources – 0.1%
$1,155	SunPower Corp., 4.00%, 1/15/23	$1,030,837
	Engineering & Construction – 0.6%
1,545	Dycom Industries, Inc., 0.75%, 9/15/21	1,498,423
1,010	KBR, Inc., 2.50%, 11/1/23 (a)(b)	1,237,591
1,430	Tutor Perini Corp., 2.875%, 6/15/21	1,371,815
		4,107,829
	Entertainment – 0.3%
	Live Nation Entertainment, Inc.,
200	2.00%, 2/15/25 (a)(b)	202,900
1,410	2.50%, 3/15/23	1,680,370
		1,883,270
	Equity Real Estate Investment Trusts (REITs) – 0.3%
2,000	Two Harbors Investment Corp., 6.25%, 1/15/22	2,096,876
	Healthcare-Products – 1.0%
1,010	CONMED Corp., 2.625%, 2/1/24 (a)(b)	1,300,375
2,290	Insulet Corp., 0.375%, 9/1/26 (a)(b)	2,578,820
1,360	NuVasive, Inc., 2.25%, 3/15/21	1,792,279
1,120	Repligen Corp., 0.375%, 7/15/24	1,244,907
		6,916,381
	Healthcare-Services – 0.4%
515	Invitae Corp., 2.00%, 9/1/24 (a)(b)	515,241
1,100	Teladoc Health, Inc., 1.375%, 5/15/25	2,234,553
		2,749,794
	Insurance – 0.2%
1,035	AXA S.A., 7.25%, 5/15/21 (a)(b)	1,161,787
	Internet – 4.5%
1,660	Boingo Wireless, Inc., 1.00%, 10/1/23	1,497,112
	Booking Holdings, Inc.,
1,085	0.35%, 6/15/20	1,511,073
980	0.90%, 9/15/21	1,081,035
2,335	Etsy, Inc., 0.125%, 10/1/26 (a)(b)	2,192,932
1,030	FireEye, Inc., 0.875%, 6/1/24	1,030,209
2,190	IAC Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)	2,420,178
2,740	Okta, Inc., 0.125%, 9/1/25 (a)(b)	2,780,415
3,045	Palo Alto Networks, Inc., 0.75%, 7/1/23	3,390,681
2,315	Proofpoint, Inc., 0.25%, 8/15/24 (a)(b)	2,477,735
1,610	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	1,938,986
2,345	Snap, Inc., 0.75%, 8/1/26 (a)(b)	2,616,010
2,295	Twitter, Inc., 0.25%, 6/15/24	2,259,687
	Wayfair, Inc.,
1,260	1.00%, 8/15/26 (a)(b)	1,152,307
895	1.125%, 11/1/24	952,650
740	Wix.com Ltd., zero coupon, 7/1/23	917,457
1,005	Zendesk, Inc., 0.25%, 3/15/23	1,497,886
1,460	Zillow Group, Inc., 2.00%, 12/1/21	1,644,325
		31,360,678

January 31, 2020 | Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Investment Companies – 0.4%
$2,450	Prospect Capital Corp., 6.375%, 3/1/25	$2,643,060
	Iron/Steel – 0.1%
530	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	566,969
	Media – 1.8%
	DISH Network Corp.,
1,385	2.375%, 3/15/24	1,276,814
3,780	3.375%, 8/15/26	3,678,598
865	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	1,356,702
	Liberty Media Corp.,
1,205	1.00%, 1/30/23	1,620,477
1,050	1.375%, 10/15/23	1,417,627
2,305	2.75%, 12/1/49 (a)(b)	2,416,352
190	World Wrestling Entertainment, Inc., 3.375%, 12/15/23	394,626
		12,161,196
	Oil, Gas & Consumable Fuels – 0.7%
2,435	Chesapeake Energy Corp., 5.50%, 9/15/26	1,054,659
1,400	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	917,000
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,389,713
200	Oil States International, Inc., 1.50%, 2/15/23	163,750
1,405	Transocean, Inc., 0.50%, 1/30/23	1,186,555
		4,711,677
	Pharmaceuticals – 1.5%
2,045	DexCom, Inc., 0.75%, 12/1/23	3,250,272
880	Flexion Therapeutics, Inc., 3.375%, 5/1/24	892,144
1,705	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	2,180,269
1,900	Jazz Investments I Ltd., 1.875%, 8/15/21	1,937,960
655	Sarepta Therapeutics, Inc., 1.50%, 11/15/24	1,173,760
1,210	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23	1,106,071
		10,540,476
	Pipelines – 0.5%
4,200	Cheniere Energy, Inc., 4.25%, 3/15/45	3,298,870
	Retail – 0.2%
1,025	RH, zero coupon, 6/15/23	1,280,635
	Semiconductors – 2.3%
115	Advanced Micro Devices, Inc., 2.125%, 9/1/26	681,269
440	Cree, Inc., 0.875%, 9/1/23	469,150
1,300	Inphi Corp., 0.75%, 9/1/21	1,885,314
5,375	Microchip Technology, Inc., 1.625%, 2/15/27	7,243,640
370	Micron Technology, Inc., 3.125%, 5/1/32, Ser. D	1,971,782
1,980	ON Semiconductor Corp., 1.625%, 10/15/23	2,647,958
870	Veeco Instruments, Inc., 2.70%, 1/15/23	816,223
		15,715,336

34 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Software – 6.1%
	Akamai Technologies, Inc.,
$2,555	0.125%, 5/1/25	$2,957,103
695	0.375%, 9/1/27 (a)(b)	713,358
2,425	Alteryx, Inc., 0.50%, 8/1/24 (a)(b)	2,602,212
1,415	Atlassian, Inc., 0.625%, 5/1/23	2,628,810
820	Avaya Holdings Corp., 2.25%, 6/15/23	742,531
2,220	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	2,794,425
1,580	DocuSign, Inc., 0.50%, 9/15/23	2,037,098
965	Envestnet, Inc., 1.75%, 6/1/23	1,246,160
780	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	833,106
	Evolent Health, Inc.,
1,250	1.50%, 10/15/25	913,991
1,055	2.00%, 12/1/21	1,009,406
510	Five9, Inc., 0.125%, 5/1/23	928,460
2,280	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	2,354,100
1,800	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	2,297,633
	MongoDB, Inc.,
1,945	0.25%, 1/15/26 (a)(b)	2,106,537
170	0.75%, 6/15/24	416,942
1,320	New Relic, Inc., 0.50%, 5/1/23	1,294,546
1,290	Nutanix, Inc., zero coupon, 1/15/23	1,316,210
1,350	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	1,219,469
995	ServiceNow, Inc., zero coupon, 6/1/22	2,491,853
	Splunk, Inc.,
1,955	0.50%, 9/15/23	2,392,500
945	1.125%, 9/15/25	1,192,472
695	Twilio, Inc., 0.25%, 6/1/23	1,274,891
1,980	Workday, Inc., 0.25%, 10/1/22	2,724,654
1,250	Zynga, Inc., 0.25%, 6/1/24 (a)(b)	1,281,453
		41,769,920
	Telecommunications – 0.5%
1,745	Viavi Solutions, Inc., 1.00%, 3/1/24	2,168,175
1,145	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	1,091,865
		3,260,040
	Transportation – 0.3%
1,380	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	1,272,668
1,125	Greenbrier Cos., Inc., 2.875%, 2/1/24	1,044,689
		2,317,357
Total Convertible Bonds & Notes (cost-$184,564,194)		193,223,194

Shares
Convertible Preferred Stock – 5.6%
	Banks – 1.7%
3,400	Bank of America Corp. 7.25%, Ser. L (e)	5,347,180
4,165	Wells Fargo & Co. 7.50%, Ser. L (e)	6,437,257
		11,784,437

January 31, 2020 | Annual Report 35

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Shares		Value
	Chemicals – 0.2%
32,330	International Flavors & Fragrances, Inc. 6.00%, 9/15/21	$1,574,794
	Diversified Financial Services – 0.2%
36,700	AMG Capital Trust II 5.15%, 10/15/37	1,729,487
	Electric Utilities – 0.5%
14,605	Sempra Energy 6.00%, 1/15/21, Ser. A	1,849,139
23,000	Southern Co. 6.75%, 8/1/22	1,306,170
		3,155,309
	Electronics – 0.2%
1,250	Fortive Corp. 5.00%, 7/1/21, Ser. A	1,204,500
	Equity Real Estate Investment Trusts (REITs) – 0.4%
1,870	Crown Castle International Corp. 6.875%, 8/1/20, Ser. A	2,488,671
	Hand/Machine Tools – 0.3%
23,100	Stanley Black & Decker, Inc. 5.375%, 5/15/20	2,415,105
	Healthcare-Products – 0.8%
26,345	Avantor, Inc. 6.25%, 5/15/22, Ser. A	1,679,757
2,975	Danaher Corp. 4.75%, 4/15/22, Ser. A	3,632,892
		5,312,649
	Insurance – 0.2%
9,250	Assurant, Inc. 6.50%, 3/15/21, Ser. D	1,188,625
	Oil, Gas & Consumable Fuels – 0.0%
25,000	ATP Oil & Gas Corp. 8.00% (cost – $3,160,750; purchased 4/21/10) (a)(b)(d)(e)(f)(h)	2
8,860	Nabors Industries Ltd. 6.00%, 5/1/21, Ser. A	151,152
		151,154
	Pharmaceuticals – 0.5%
45,255	Becton Dickinson and Co. 6.125%, 5/1/20, Ser. A	2,966,465
10,400	Elanco Animal Health, Inc. 5.00%, 2/1/23	569,515
		3,535,980
	Semiconductors – 0.6%
3,350	Broadcom, Inc. 8.00%, 9/30/22, Ser. A	3,847,810
Total Convertible Preferred Stock (cost-$36,879,202)		38,388,521

Principal Amount (000s)
Corporate Bonds & Notes – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
$2,509	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c) (cost-$1,138,300)	81,543

36 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 3.0%
$20,544	State Street Bank and Trust Co., dated 1/31/20, 0.25%, due 2/3/20, proceeds $20,544,428; collateralized by U.S. Treasury Notes, 2.50%, due 1/15/22, valued at $20,955,269 including accrued interest (cost-$20,544,000)	$20,544,000
Total Investments, before options written (cost-$682,639,051) – 99.8%		688,415,251
Total Options Written – (0.0)% (premiums received-$272,480) (i)(j)(k)		(181,681)
Total Investments, net of options written (cost-$682,366,571) – 99.8%		688,233,570
Other assets less other liabilities – 0.2%		1,416,026
Net Assets – 100.0%		$689,649,596

Notes to Schedule of Investments:

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $53,748,804, representing 7.8% of net assets.

(b)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $53,748,804, representing 7.8% of net assets.

(c)  In default.

(d)  Fair-Valued–Security with a value of $2, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)  Perpetual maturity. The date shown, if any, is the next call date.

(f)  Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)  All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)  Restricted. The cost of such security is $3,160,750. The value is $2, representing less than 0.05% of net assets.

(i)  Non-income producing.

(j)  Exchange traded-Chicago Board Options Exchange.

(k)  Exchange traded option contracts outstanding at January 31, 2020:

Options written contracts outstanding at January 31, 2020:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Adobe, Inc.	380.00	USD	2/21/20	(80)	$(8,000)	$(3,880)	$(3,996)	$116
Advanced Micro Devices, Inc.	60.00	USD	2/21/20	(465)	(46,500)	(3,953)	(33,160)	29,207
Alibaba Group Holding Ltd.	250.00	USD	2/21/20	(80)	(8,000)	(1,640)	(15,393)	13,753
Amazon.com, Inc.	2,000.00	USD	2/21/20	(8)	(800)	(43,560)	(8,855)	(34,705)
Broadcom, Inc.	340.00	USD	2/21/20	(80)	(8,000)	(4,600)	(10,557)	5,957
Comcast Corp.	50.00	USD	2/21/20	(195)	(19,500)	(292)	(3,510)	3,218
Deere & Co.	175.00	USD	2/21/20	(155)	(15,500)	(7,595)	(22,920)	15,325
DR Horton, Inc.	62.00	USD	2/21/20	(190)	(19,000)	(6,080)	(4,579)	(1,501)
Intuit, Inc.	310.00	USD	2/21/20	(15)	(1,500)	(1,237)	(2,360)	1,123
JPMorgan Chase & Co.	145.00	USD	2/21/20	(125)	(12,500)	(812)	(2,386)	1,574
Lam Research Corp.	340.00	USD	2/21/20	(55)	(5,500)	(2,365)	(7,766)	5,401

January 31, 2020 | Annual Report 37

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Mastercard, Inc.	345.00	USD	2/21/20	(140)	$(14,000)	$(4,830)	$(12,894)	$8,064
McDonald's Corp.	225.00	USD	2/21/20	(153)	(15,300)	(3,366)	(6,116)	2,750
Netflix, Inc.	400.00	USD	2/21/20	(85)	(8,500)	(3,273)	(14,956)	11,683
PayPal Holdings, Inc.	125.00	USD	2/21/20	(280)	(28,000)	(5,180)	(25,970)	20,790
Progressive Corp.	85.00	USD	2/21/20	(75)	(7,500)	(2,062)	(1,811)	(251)
Salesforce.com, Inc.	195.00	USD	2/21/20	(200)	(20,000)	(10,400)	(13,142)	2,742
ServiceNow, Inc.	350.00	USD	2/21/20	(115)	(11,500)	(54,625)	(25,640)	(28,985)
Starbucks Corp.	100.00	USD	2/21/20	(355)	(35,500)	(710)	(12,801)	12,091
Texas Instruments, Inc.	145.00	USD	2/21/20	(130)	(13,000)	(195)	(7,805)	7,610
Union Pacific Corp.	192.50	USD	2/21/20	(125)	(12,500)	(3,938)	(11,769)	7,831
Visa, Inc.	220.00	USD	2/21/20	(260)	(26,000)	(5,850)	(13,062)	7,212
Walt Disney Co.	152.50	USD	2/21/20	(145)	(14,500)	(11,238)	(11,032)	(206)
Total options written contracts						$(181,681)	$(272,480)	$90,799

(l)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/20
Investments in Securities – Assets
Common Stock	$436,177,993	$–	$–	$436,177,993
Convertible Bonds & Notes	–	193,223,194	–	193,223,194
Convertible Preferred Stock:
Diversified Financial Services	–	1,729,487	–	1,729,487
Oil, Gas & Consumable Fuels	151,152	–	2	151,154
All Other	36,507,880	–	–	36,507,880
Corporate Bonds & Notes	–	81,543	–	81,543
Repurchase Agreements	–	20,544,000	–	20,544,000
	472,837,025	215,578,224	2	688,415,251
Investments in Securities – Liabilities
Options Written:
Market Price	(181,681)	–	–	(181,681)
Totals	$472,655,344	$215,578,224	$2	$688,233,570

38 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2020 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2020, was as follows:

	Beginning Balance 1/31/19	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/20
Investments in Securities – Assets
Convertible Preferred Stock:
Oil, Gas & Consumable Fuels	$2	–	$–		–	–	$–	–	$–	$2
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	175,630	–	(93,947	)+	–	–	(140)	–	(81,543)	–
Totals	$175,632	–	$(93,947)		–	–	$(140)	–	$(81,543)	$2

*  Transferred out of Level 3 and into Level 2 because an evaluated mean price was available at January 31, 2020.

+  Removed via corporate action.

The table above may include Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

There was no change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2020.

(m)  The following is a summary of the Fund's derivatives categorized by risk exposure.

The effect of derivatives on the Fund's Statements of Assets and Liabilities at January 31, 2020:

Location	Market Price
Liability derivatives:
Options written, at value	$(181,681)

The effect of derivatives on the Fund's Statements of Operations for the year ended January 31, 2020:

Location	Market Price
Net realized loss on:
Options written	$(134,678)
Net change in unrealized appreciation/depreciation of:
Options written	$103,551

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2020 was 4,930 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

REIT  -  Real Estate Investment Trust

See accompanying Notes to Financial Statements | January 31, 2020 | Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

Shares		Value
Common Stock – 67.7%
	Aerospace & Defense – 3.9%
68,302	Curtiss-Wright Corp.	$9,933,160
53,199	General Dynamics Corp.	9,333,232
45,857	Lockheed Martin Corp.	19,632,299
97,181	United Technologies Corp.	14,596,586
		53,495,277
	Air Freight & Logistics – 0.7%
122,174	Expeditors International of Washington, Inc.	8,923,589
	Banks – 8.7%
549,240	Bank of America Corp.	18,031,549
231,610	Citigroup, Inc.	17,234,100
240,760	Citizens Financial Group, Inc.	8,975,533
338,240	Fifth Third Bancorp	9,622,928
278,150	JPMorgan Chase & Co. (g)	36,815,934
58,333	M&T Bank Corp.	9,830,277
60,543	PNC Financial Services Group, Inc.	8,993,663
166,870	U.S. Bancorp	8,880,821
		118,384,805
	Beverages – 0.7%
58,820	Diageo PLC, ADR	9,290,619
	Capital Markets – 1.4%
57,950	Ameriprise Financial, Inc.	9,585,509
187,330	Morgan Stanley (g)	9,789,866
		19,375,375
	Chemicals – 1.6%
44,420	Celanese Corp.	4,597,470
151,853	Dow, Inc. (i)	6,995,868
50,123	Ecolab, Inc.	9,829,621
		21,422,959
	Commercial Services & Supplies – 0.1%
22,304	Stericycle, Inc. (i)	1,398,015
	Communications Equipment – 0.7%
209,846	Cisco Systems, Inc.	9,646,621
	Construction & Engineering – 1.0%
168,217	EMCOR Group, Inc.	13,822,391
	Construction Materials – 0.7%
68,382	Vulcan Materials Co.	9,684,943
	Containers & Packaging – 0.7%
73,355	Avery Dennison Corp.	9,627,110
	Diversified Telecommunication Services – 1.1%
243,770	AT&T, Inc. (g)	9,170,627
146,729	Frontier Communications Corp. (i)	80,950
92,817	Verizon Communications, Inc.	5,517,043
		14,768,620

40 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Shares		Value
	Electric Utilities – 1.5%
104,073	American Electric Power Co., Inc.	$10,846,488
104,342	Pinnacle West Capital Corp.	10,193,170
		21,039,658
	Electrical Equipment – 0.7%
96,877	AMETEK, Inc.	9,411,601
	Entertainment – 0.7%
68,022	Walt Disney Co.	9,408,123
	Equity Real Estate Investment Trusts (REITs) – 2.5%
61,965	Alexandria Real Estate Equities, Inc.	10,112,688
82,826	CoreSite Realty Corp.	9,727,914
67,182	Crown Castle International Corp.	10,066,551
114,507	Douglas Emmett, Inc.	4,752,040
		34,659,193
	Food Products – 1.4%
113,620	Lamb Weston Holdings, Inc.	10,374,642
144,648	Mondelez International, Inc., Class A	8,299,902
		18,674,544
	Healthcare Equipment & Supplies – 2.4%
164,090	Medtronic PLC	18,942,549
67,737	Stryker Corp.	14,272,186
		33,214,735
	Healthcare Providers & Services – 1.3%
20,517	Humana, Inc.	6,898,636
92,118	Quest Diagnostics, Inc. (g)	10,194,699
		17,093,335
	Hotels, Restaurants & Leisure – 3.5%
83,085	Darden Restaurants, Inc.	9,673,586
89,857	McDonald's Corp.	19,226,702
72,461	Royal Caribbean Cruises Ltd.	8,483,734
114,467	Starbucks Corp.	9,710,236
		47,094,258
	Household Products – 0.8%
139,408	Church & Dwight Co., Inc.	10,346,862
	Industrial Conglomerates – 0.8%
27,815	Roper Technologies, Inc.	10,615,873
	Insurance – 4.9%
84,601	Allstate Corp.	10,028,603
94,047	MetLife, Inc. (g)	4,675,076
119,206	Primerica, Inc.	14,133,063
261,504	Progressive Corp.	21,100,758
113,710	Reinsurance Group of America, Inc.	16,379,926
		66,317,426

January 31, 2020 | Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Shares		Value
	IT Services – 1.7%
81,959	Automatic Data Processing, Inc.	$14,046,953
47,803	Visa, Inc., Class A	9,511,363
		23,558,316
	Life Sciences Tools & Services – 0.7%
108,659	Agilent Technologies, Inc.	8,970,887
	Machinery – 1.4%
115,791	Crane Co.	9,895,499
117,140	Toro Co.	9,373,543
		19,269,042
	Media – 1.4%
435,814	Comcast Corp., Class A	18,822,807
	Multi-Utilities – 1.4%
327,259	Public Service Enterprise Group, Inc. (g)	19,373,733
	Oil, Gas & Consumable Fuels – 4.7%
130,865	Chevron Corp.	14,020,876
150,370	ConocoPhillips	8,936,489
86,105	EOG Resources, Inc.	6,277,916
133,850	Magellan Midstream Partners L.P. (g)	8,215,713
147,360	Marathon Petroleum Corp.	8,031,120
63,521	ONEOK, Inc.	4,755,818
156,121	Royal Dutch Shell PLC, Class A, ADR (g)	8,141,710
193,488	Southwestern Energy Co. (i)	303,776
91,610	TC Energy Corp.	5,022,060
		63,705,478
	Personal Products – 0.7%
170,131	Unilever NV	9,915,235
	Pharmaceuticals – 4.7%
155,920	Bristol-Myers Squibb Co.	9,815,164
229,129	Johnson & Johnson	34,110,434
249,219	Pfizer, Inc. (g)	9,280,916
230,485	Roche Holding AG, ADR	9,634,273
118,438	Teva Pharmaceutical Industries Ltd., ADR (i)	1,231,755
		64,072,542
	Road & Rail – 0.8%
61,357	Kansas City Southern	10,350,312
	Semiconductors & Semiconductor Equipment – 2.2%
30,473	Broadcom, Inc.	9,299,141
322,520	Intel Corp. (g)	20,618,703
		29,917,844
	Software – 1.3%
328,700	Oracle Corp.	17,240,315

42 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Shares		Value
	Specialty Retail – 2.8%
163,195	Lowe's Cos., Inc.	$18,969,787
213,285	Tractor Supply Co.	19,824,841
		38,794,628
	Textiles, Apparel & Luxury Goods – 1.4%
103,660	Columbia Sportswear Co.	9,735,747
98,344	NIKE, Inc., Class B	9,470,527
		19,206,274
	Tobacco – 0.7%
92,960	Altria Group, Inc.	4,418,389
57,306	Philip Morris International, Inc.	4,739,206
		9,157,595
Total Common Stock (cost-$872,695,673)		920,070,940

Principal Amount (000s)
Convertible Bonds & Notes – 24.3%
	Auto Components – 0.3%
$3,290	Meritor, Inc., 3.25%, 10/15/37	3,419,544
	Auto Manufacturers – 0.8%
5,555	Tesla, Inc., 1.25%, 3/1/21	10,223,878
	Beverages – 0.0%
155	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(b)	135,662
	Biotechnology – 2.0%
1,610	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	1,723,197
3,625	Exact Sciences Corp., 0.375%, 3/15/27	4,096,250
1,270	Halozyme Therapeutics, Inc., 1.25%, 12/1/24 (a)(b)	1,331,606
	Illumina, Inc.,
3,070	zero coupon, 8/15/23	3,238,850
1,680	0.50%, 6/15/21	2,097,900
1,970	Insmed, Inc., 1.75%, 1/15/25	1,864,312
2,665	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	2,558,813
945	Karyopharm Therapeutics Inc., 3.00%, 10/15/25	1,227,369
3,975	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	3,440,795
	PTC Therapeutics, Inc.,
1,565	1.50%, 9/15/26 (a)(b)	1,900,678
2,765	3.00%, 8/15/22	3,288,743
		26,768,513
	Commercial Services – 0.7%
2,960	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	3,167,789
2,525	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)	3,020,773
3,210	Square, Inc., 0.50%, 5/15/23	3,886,817
		10,075,379

January 31, 2020 | Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Computers – 1.0%
$3,800	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)	$4,263,275
	Lumentum Holdings, Inc.,
825	0.25%, 3/15/24	1,169,308
1,540	0.50%, 12/15/26 (a)(b)	1,632,611
2,750	Pure Storage, Inc., 0.125%, 4/15/23	2,774,900
3,875	Western Digital Corp., 1.50%, 2/1/24	3,901,641
		13,741,735
	Diversified Financial Services – 0.4%
3,465	Encore Capital Group, Inc., 2.875%, 3/15/21	3,435,583
1,060	LendingTree, Inc., 0.625%, 6/1/22	1,695,941
		5,131,524
	Electronics – 0.4%
1,745	Fortive Corp., 0.875%, 2/15/22 (a)(b)	1,760,739
1,815	OSI Systems, Inc., 1.25%, 9/1/22	1,869,593
1,590	Vishay Intertechnology, Inc., 2.25%, 6/15/25	1,583,004
		5,213,336
	Energy-Alternate Sources – 0.1%
2,195	SunPower Corp., 4.00%, 1/15/23	1,959,037
	Engineering & Construction – 0.5%
2,790	Dycom Industries, Inc., 0.75%, 9/15/21	2,705,890
1,745	KBR, Inc., 2.50%, 11/1/23 (a)(b)	2,138,213
2,570	Tutor Perini Corp., 2.875%, 6/15/21	2,465,430
		7,309,533
	Entertainment – 0.2%
	Live Nation Entertainment, Inc.,
335	2.00%, 2/15/25 (a)(b)	339,858
2,425	2.50%, 3/15/23	2,889,998
		3,229,856
	Equity Real Estate Investment Trusts (REITs) – 0.3%
3,460	Two Harbors Investment Corp., 6.25%, 1/15/22	3,627,596
	Healthcare-Products – 0.9%
1,755	CONMED Corp., 2.625%, 2/1/24 (a)(b)	2,259,563
3,935	Insulet Corp., 0.375%, 9/1/26 (a)(b)	4,431,290
2,365	NuVasive, Inc., 2.25%, 3/15/21	3,116,721
1,880	Repligen Corp., 0.375%, 7/15/24	2,089,665
		11,897,239
	Healthcare-Services – 0.3%
870	Invitae Corp., 2.00%, 9/1/24 (a)(b)	870,408
1,875	Teladoc Health, Inc., 1.375%, 5/15/25	3,808,897
		4,679,305
	Insurance – 0.2%
1,865	AXA S.A., 7.25%, 5/15/21 (a)(b)	2,093,462

44 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Internet – 3.9%
$2,840	Boingo Wireless, Inc., 1.00%, 10/1/23	$2,561,325
	Booking Holdings, Inc.,
1,855	0.35%, 6/15/20	2,583,447
1,675	0.90%, 9/15/21	1,847,688
3,960	Etsy, Inc., 0.125%, 10/1/26 (a)(b)	3,719,062
1,805	FireEye, Inc., 0.875%, 6/1/24	1,805,366
3,760	IAC Financeco 2, Inc., 0.875%, 6/15/26 (a)(b)	4,155,191
4,695	Okta, Inc., 0.125%, 9/1/25 (a)(b)	4,764,251
5,225	Palo Alto Networks, Inc., 0.75%, 7/1/23	5,818,164
3,925	Proofpoint, Inc., 0.25%, 8/15/24 (a)(b)	4,200,911
2,765	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	3,329,998
4,025	Snap, Inc., 0.75%, 8/1/26 (a)(b)	4,490,167
3,915	Twitter, Inc., 0.25%, 6/15/24	3,854,761
	Wayfair, Inc.
2,165	1.00%, 8/15/26 (a)(b)	1,979,956
1,525	1.125%, 11/1/24	1,623,230
1,260	Wix.com Ltd., zero coupon, 7/1/23	1,562,156
1,730	Zendesk, Inc., 0.25%, 3/15/23	2,578,450
2,490	Zillow Group, Inc., 2.00%, 12/1/21	2,804,362
		53,678,485
	Investment Companies – 0.3%
4,155	Prospect Capital Corp., 6.375%, 3/1/25	4,482,414
	Iron/Steel – 0.1%
925	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	989,521
	Media – 1.5%
	DISH Network Corp.,
2,300	2.375%, 3/15/24	2,120,341
6,545	3.375%, 8/15/26	6,369,424
1,500	Liberty Interactive LLC, 1.75%, 9/30/46 (a)(b)	2,352,663
	Liberty Media Corp.,
2,095	1.00%, 1/30/23	2,817,345
1,775	1.375%, 10/15/23	2,396,465
3,955	2.75%, 12/1/49 (a)(b)	4,146,062
325	World Wrestling Entertainment, Inc., 3.375%, 12/15/23	675,017
		20,877,317
	Oil, Gas & Consumable Fuels – 0.5%
4,240	Chesapeake Energy Corp., 5.50%, 9/15/26	1,836,450
2,400	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,572,000
2,000	Nabors Industries, Inc., 0.75%, 1/15/24	1,389,713
465	Oil States International, Inc., 1.50%, 2/15/23	380,719
2,385	Transocean, Inc., 0.50%, 1/30/23	2,014,187
		7,193,069

January 31, 2020 | Annual Report 45

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Pharmaceuticals – 1.3%
$3,420	DexCom, Inc., 0.75%, 12/1/23	$5,435,662
1,520	Flexion Therapeutics, Inc., 3.375%, 5/1/24	1,540,976
2,965	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	3,791,494
3,250	Jazz Investments I Ltd., 1.875%, 8/15/21	3,314,933
1,115	Sarepta Therapeutics, Inc., 1.50%, 11/15/24	1,998,080
1,790	Supernus Pharmaceuticals, Inc., 0.625%, 4/1/23	1,636,254
		17,717,399
	Pipelines – 0.4%
7,160	Cheniere Energy, Inc., 4.25%, 3/15/45	5,623,789
	Retail – 0.2%
1,725	RH, zero coupon, 6/15/23	2,155,215
	Semiconductors – 2.0%
200	Advanced Micro Devices, Inc., 2.125%, 9/1/26	1,184,815
720	Cree, Inc., 0.875%, 9/1/23	767,700
2,195	Inphi Corp., 0.75%, 9/1/21	3,183,280
9,210	Microchip Technology, Inc., 1.625%, 2/15/27	12,411,893
630	Micron Technology, Inc., 3.125%, 5/1/32, Ser. D	3,357,358
3,365	ON Semiconductor Corp., 1.625%, 10/15/23	4,500,192
1,605	Veeco Instruments, Inc., 2.70%, 1/15/23	1,505,791
		26,911,029
	Software – 5.3%
	Akamai Technologies, Inc.,
4,385	0.125%, 5/1/25	5,075,106
1,200	0.375%, 9/1/27 (a)(b)	1,231,698
4,165	Alteryx, Inc., 0.50%, 8/1/24 (a)(b)	4,469,366
2,400	Atlassian, Inc., 0.625%, 5/1/23	4,458,759
1,465	Avaya Holdings Corp., 2.25%, 6/15/23	1,326,596
3,800	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	4,783,250
2,700	DocuSign, Inc., 0.50%, 9/15/23	3,481,116
1,660	Envestnet, Inc., 1.75%, 6/1/23	2,143,654
1,340	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	1,431,233
	Evolent Health, Inc.,
2,220	1.50%, 10/15/25	1,623,248
1,945	2.00%, 12/1/21	1,860,942
875	Five9, Inc., 0.125%, 5/1/23	1,592,945
3,910	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	4,037,075
3,080	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	3,931,506
	MongoDB, Inc.,
3,345	0.25%, 1/15/26 (a)(b)	3,622,810
305	0.75%, 6/15/24	748,044
2,240	New Relic, Inc., 0.50%, 5/1/23	2,196,805
2,195	Nutanix, Inc., zero coupon, 1/15/23	2,239,598
2,290	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	2,068,581
1,680	ServiceNow, Inc., zero coupon, 6/1/22	4,207,350

46 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Principal Amount (000s)		Value
	Software (continued)
	Splunk, Inc.,
$1,720	0.50%, 9/15/23	$2,104,910
3,200	1.125%, 9/15/25	4,038,000
1,185	Twilio, Inc., 0.25%, 6/1/23	2,173,734
3,365	Workday, Inc., 0.25%, 10/1/22	4,630,536
2,115	Zynga, Inc., 0.25%, 6/1/24 (a)(b)	2,168,219
		71,645,081
	Telecommunications – 0.4%
2,950	Viavi Solutions, Inc., 1.00%, 3/1/24	3,665,396
1,975	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	1,883,347
		5,548,743
	Transportation – 0.3%
2,420	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22	2,231,781
2,065	Greenbrier Cos., Inc., 2.875%, 2/1/24	1,917,585
		4,149,366
Total Convertible Bonds & Notes (cost-$314,639,962)		330,477,027

Shares
Convertible Preferred Stock – 4.9%
	Banks – 1.5%
5,805	Bank of America Corp. 7.25%, Ser. L (e)	9,129,523
7,135	Wells Fargo & Co. 7.50%, Ser. L (e)	11,027,571
		20,157,094
	Chemicals – 0.2%
55,950	International Flavors & Fragrances, Inc. 6.00%, 9/15/21	2,725,325
	Diversified Financial Services – 0.2%
63,045	AMG Capital Trust II 5.15%, 10/15/37	2,970,996
	Electric Utilities – 0.4%
25,295	Sempra Energy 6.00%, 1/15/21, Ser. A	3,202,600
39,150	Southern Co. 6.75%, 8/1/22	2,223,328
		5,425,928
	Electronics – 0.2%
2,130	Fortive Corp. 5.00%, 7/1/21, Ser. A	2,052,468
	Equity Real Estate Investment Trusts (REITs) – 0.3%
3,180	Crown Castle International Corp. 6.875%, 8/1/20, Ser. A	4,232,071
	Hand/Machine Tools – 0.3%
39,550	Stanley Black & Decker, Inc. 5.375%, 5/15/20	4,134,953
	Healthcare-Products – 0.7%
44,745	Avantor, Inc. 6.25%, 5/15/22, Ser. A	2,852,941
5,070	Danaher Corp. 4.75%, 4/15/22, Ser. A	6,191,180
		9,044,121
	Insurance – 0.1%
15,750	Assurant, Inc. 6.50%, 3/15/21, Ser. D	2,023,875

January 31, 2020 | Annual Report 47

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 0.0%
45,100	ATP Oil & Gas Corp. 8.00% (cost-$4,510,000; purchased 9/23/09) (a)(b)(d)(e)(f)(h)	$4
15,975	Nabors Industries Ltd. 6.00%, 5/1/21, Ser. A	272,534
213,230	Sanchez Energy Corp. 6.50%, Ser. B (e)	133,269
		405,807
	Pharmaceuticals – 0.5%
78,420	Becton Dickinson and Co. 6.125%, 5/1/20, Ser. A	5,140,431
17,630	Elanco Animal Health, Inc. 5.00%, 2/1/23	965,436
		6,105,867
	Semiconductors – 0.5%
5,755	Broadcom, Inc. 8.00%, 9/30/22, Ser. A	6,610,193
Total Convertible Preferred Stock (cost-$69,596,495)		65,888,698

Principal Amount (000s)
Corporate Bonds & Notes – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
$4,647	Cobalt International Energy, Inc., 7.75%, 12/1/23 (c) (cost-$1,903,038)	151,027
Repurchase Agreements – 3.2%
44,183	State Street Bank and Trust Co., dated 1/31/20, 0.25%, due 2/3/20, proceeds $44,183,920; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/22, valued at $45,069,933 including accrued interest (cost-$44,183,000)	44,183,000
Total Investments, before options written (cost-$1,303,018,168) – 100.1%		1,360,770,692
Total Options Written – (0.1)% (premiums received-$722,696) (i)(j)(k)		(579,564)
Total Investments, net of options written (cost-$1,302,295,472) – 100.0%		1,360,191,128
Other liabilities in excess of other assets – (0.0)%		(375,755)
Net Assets-100.0%		$1,359,815,373

Notes to Schedule of Investments:

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $92,111,277, representing 6.8% of net assets.

(b)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $92,111,277, representing 6.8% of net assets.

(c)  In default.

(d)  Fair-Valued–Security with a value of $4, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

48 Annual Report | January 31, 2020

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

(e)  Perpetual maturity. The date shown, if any, is the next call date.

(f)  Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)  All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)  Restricted. The cost of such security is $4,510,000. The value is $4, representing less than 0.05% of net assets.

(i)  Non-income producing.

(j)  Exchange traded-Chicago Board Options Exchange.

(k)  Exchange traded option contracts outstanding at January 31, 2020:

Options written contracts outstanding at January 31, 2020:

Description	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
Agilent Technologies, Inc.	92.50	USD	2/21/20	(450)	$(45,000)	$(7,200)	$(72,448)	$65,248
Ameriprise Financial, Inc.	175.00	USD	3/20/20	(232)	(23,200)	(45,240)	(41,296)	(3,944)
Bristol-Myers Squibb Co.	65.00	USD	2/21/20	(624)	(62,400)	(52,728)	(53,039)	311
Broadcom, Inc.	322.50	USD	3/6/20	(132)	(13,200)	(59,400)	(67,055)	7,655
Cisco Systems, Inc.	48.50	USD	2/21/20	(840)	(84,000)	(44,520)	(44,520)	–
Citigroup, Inc.	78.00	USD	2/28/20	(926)	(92,600)	(58,801)	(76,858)	18,057
JPMorgan Chase & Co.	138.00	USD	2/28/20	(1,113)	(111,300)	(112,970)	(129,108)	16,138
Lowe's Cos., Inc.	121.00	USD	2/21/20	(650)	(65,000)	(51,025)	(69,549)	18,524
Morgan Stanley	55.00	USD	2/28/20	(800)	(80,000)	(36,000)	(42,400)	6,400
Royal Caribbean Cruises Ltd.	125.00	USD	3/20/20	(290)	(29,000)	(70,615)	(77,718)	7,103
Visa, Inc.	210.00	USD	3/20/20	(191)	(19,100)	(41,065)	(48,705)	7,640
Total options written Contracts						$(579,564)	$(722,696)	$143,132

(l)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/20
Investments in Securities – Assets
Common Stock	$920,070,940	$–	$–	$920,070,940
Convertible Bonds & Notes	–	330,477,027	–	330,477,027
Convertible Preferred Stock:
Diversified Financial Services	–	2,970,996	–	2,970,996
Oil, Gas & Consumable Fuels	272,534	133,269	4	405,807
All Other	62,511,895	–	–	62,511,895
Corporate Bonds & Notes	–	151,027	–	151,027
Repurchase Agreements	–	44,183,000	–	44,183,000
	982,855,369	377,915,319	4	1,360,770,692
Investments in Securities – Liabilities
Options Written:
Market Price	(579,564)	–	–	(579,564)
Totals	$982,275,805	$377,915,319	$4	$1,360,191,128

January 31, 2020 | Annual Report 49

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2020, was as follows:

	Beginning Balance 1/31/19	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 1/31/20
Investments in Securities – Assets
Convertible Preferred Stock:
Oil, Gas & Consumable Fuels	$4	$–	$–		$–	$–	$–	$–	$–	$4
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	325,290	–	(174,002	)+	–	–	(261)	–	(151,027)	–
Totals	$325,294	$–	$(174,002)		$–	$–	$(261)	–	$(151,027)	$4

*  Transferred out of Level 3 and into Level 2 because an evaluated mean price was available at January 31, 2020.

+  Removed via corporate action.

The table above may include Level 3 investments that are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

There was no change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2020.

(m)  The following is a summary of the Fund's derivatives categorized by risk exposure.

The effect of derivatives on the Fund's Statements of Assets and Liabilities at January 31, 2020:

Location	Market Price
Liability derivatives:
Options written, at value	$(579,564)

The effect of derivatives on the Fund's Statements of Operations for the year ended January 31, 2020:

Location	Market Price
Net realized loss on:
Options written	$(12,208,776)
Net change in unrealized appreciation/depreciation of:
Options written	$197,314

The average volume (based on the open positions at each month-end) of derivative activity during the year ended January 31, 2020 was 18,996 call options written contracts.

Glossary:

ADR  -  American Depositary Receipt

REIT  -  Real Estate Investment Trust

50 Annual Report | January 31, 2020 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$362,224,051, $682,639,051 and $1,303,018,168, respectively)	$360,978,331	$688,415,251	$1,360,770,692
Cash	219,572	956	146,234
Receivable for investments sold	6,791,039	7,708,499	30,265,242
Interest and dividends receivable	1,686,465	1,184,991	2,759,894
Investments in Affiliated Funds- Trustees Deferred Compensation Plan (see Note 4)	41,854	104,577	230,255
Prepaid expenses	16,653	9,378	17,206
Total Assets	369,733,914	697,423,652	1,394,189,523
Liabilities:
Loan payable (See Note 7 and Note 8)	75,000,000	–	–
Payable for investments purchased	4,801,375	6,859,785	32,440,669
Dividends payable to common shareholders	1,728,210	–	–
Loan interest payable	934,941	–	–
Investment management fees payable	300,433	575,933	1,020,635
Interest payable on dividends to mandatory redeemable preferred shareholders	96,054	–	–
Trustees Deferred Compensation Plan payable (see Note 4)	41,854	104,577	230,255
Call options written, at value (premiums received- $50,658, $272,480 and $722,696, respectively)	36,567	181,681	579,564
Accrued expenses	70,029	52,080	103,027
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	113,009,463	7,774,056	34,374,150
Net Assets Applicable to Common Shareholders	$256,724,451	$689,649,596	$1,359,815,373
Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$103	$277	$948
Paid-in-capital in excess of par	252,191,874	671,079,307	1,303,932,532
Total distributable earnings (loss)	4,532,474	18,570,012	55,881,893
Net Assets Applicable to Common Shareholders	$256,724,451	$689,649,596	$1,359,815,373
Common Shares Issued and Outstanding	10,348,562	27,708,965	94,801,581
Net Asset Value Per Common Share	$24.81	$24.89	$14.34

See accompanying Notes to Financial Statements | January 31, 2020 | Annual Report 51

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Year ended January 31, 2020

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$6,230,140	$3,337,200	$5,714,149
Dividends (net of foreign withholding taxes of $0, $0 and $461,132, respectively)	2,897,955	8,486,069	29,707,777
Miscellaneous	22,228	38,960	80,513
Total Investment Income	9,150,323	11,862,229	35,502,439
Expenses:
Investment management	3,461,902	6,552,321	11,903,410
Loan interest	2,840,900	–	–
Interest on dividends to mandatory redeemable preferred shareholders	1,298,444	–	–
Custodian and accounting agent	108,040	118,486	209,720
Audit and tax services	92,951	82,992	99,080
Legal	65,932	50,932	65,097
Shareholder communications	41,615	78,698	132,899
Transfer agent	31,228	25,064	22,977
Trustees	16,575	44,883	91,677
New York Stock Exchange listing	12,500	14,201	48,586
Insurance	11,168	22,205	40,493
Miscellaneous	25,324	10,914	20,034
Total Expenses	8,006,579	7,000,696	12,633,973
Net Investment Income	1,143,744	4,861,533	22,868,466
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	26,886,355	43,048,963	80,082,719
Call options written	(3,250)	(134,678)	(12,208,776)
Foreign currency transactions	–	–	(1,300)
Payments from Affiliates (See Note 9)	178	1,434	–
Net change in unrealized appreciation/depreciation of:
Investments	21,195,675	59,571,822	72,486,635
Call options written	18,123	103,551	197,314
Net realized and change in unrealized gain	48,097,081	102,591,092	140,556,592
Net Increase in Net Assets Resulting from Investment Operations	49,240,825	107,452,625	163,425,058

52 Annual Report | January 31, 2020 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

	Year ended January 31, 2020	Year ended January 31, 2019
Investment Operations:
Net investment income	$1,143,744	$1,686,486
Net realized gain	26,883,283	14,167,238
Net change in unrealized appreciation/depreciation	21,213,798	(14,148,903)
Net increase in net assets resulting from investment operations	49,240,825	1,704,821
Total Distributions to Common Shareholders	(20,701,709)	(20,618,674)
Common Share Transactions:
Reinvestment of dividends and distributions	865,275	851,890
Total increase (decrease) in net assets	29,404,391	(18,061,963)
Net Assets:
Beginning of year	227,320,060	245,382,023
End of year	$256,724,451	$227,320,060
Shares Activity:
Shares outstanding, beginning of year	10,311,385	10,274,970
Shares reinvested	37,177	36,415
Shares outstanding, end of year	10,348,562	10,311,385

See accompanying Notes to Financial Statements | January 31, 2020 | Annual Report 53

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:
	Year ended January 31, 2020	Year ended January 31, 2019
Investment Operations:
Net investment income	$4,861,533	$5,359,270
Net realized gain	42,915,719	50,258,560
Net change in unrealized appreciation/depreciation	59,675,373	(68,427,079)
Net increase (decrease) in net assets resulting from investment operations	107,452,625	(12,809,249)
Total Distributions to Shareholders	(42,117,626)	(42,117,627)
Total increase (decrease) in net assets	65,334,999	(54,926,876)
Net Assets:
Beginning of year	624,314,597	679,241,473
End of year	$689,649,596	$624,314,597
Dividend, Interest & Premium Strategy:
	Year ended January 31, 2020	Year ended January 31, 2019
Investment Operations:
Net investment income	$22,868,466	$25,393,187
Net realized gain	67,872,643	55,208,889
Net change in unrealized appreciation/depreciation	72,683,949	(166,154,293)
Net increase (decrease) in net assets resulting from investment operations	163,425,058	(85,552,217)
Distributions to Shareholders from:
Return of capital	–	(17,583,924)
Distributable earnings	(85,321,423)	(67,737,499)
Total Distributions to Shareholders	(85,321,423)	(85,321,423)
Total increase (decrease) in net assets	78,103,635	(170,873,640)
Net Assets:
Beginning of year	1,281,711,738	1,452,585,378
End of year	$1,359,815,373	$1,281,711,738

54 Annual Report | January 31, 2020 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Year ended January 31, 2020

Increase (Decrease) in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$49,240,825
Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(398,532,190)
Proceeds from sales of long-term investments	428,076,131
Purchases of short-term portfolio investments, net	(11,865,731)
Net change in unrealized appreciation/depreciation	(21,213,798)
Net amortization/accretion on investments	173,122
Net realized gain	(26,883,105)
Increase in payable for investments purchased	1,224,191
Proceeds from sale of written options	538,637
Payments to cover written options	(550,215)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(4,473)
Increase in Trustees Compensation Plan payable	4,473
Increase in receivable for investments sold	(2,388,072)
Decrease in interest and dividends receivable	233,326
Decrease in prepaid expenses	284
Increase in investment management fees payable	35,543
Decrease in accrued expenses and other liabilities	(236,421)
Increase in loan interest payable	126,726
Net cash provided by operating activities	17,979,253
Cash Flows used for Financing Activities:
Cash dividends paid	(19,833,781)
Net cash used for financing activities	(19,833,781)
Net decrease in cash	(1,854,528)
Cash:
Beginning of year	2,074,100
End of year	$219,572
Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$1,519,972
Cash Paid for Interest	$2,714,174
Cash Paid for Interest on Dividends to Mandatory Redeemable Preferred Shares	$1,302,000

*  A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

See accompanying Notes to Financial Statements | January 31, 2020 | Annual Report 55

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout each period^:

	Year ended January 31,							For the period May 27, 2015* through
	2020	2019		2018		2017		January 31, 2016
Net asset value, beginning of period	$22.05	$23.88		$21.59		$18.91		$23.88
Investment Operations:
Net investment income (1)	0.11	0.16		0.29		0.39		0.18
Net realized and change in unrealized gain (loss)	4.65	0.01		4.00		4.21		(4.09)
Total from investment operations	4.76	0.17		4.29		4.60		(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.42)	(0.95)		(0.44)		(0.51)		(0.62)
Net realized gains	(1.58)	(1.05)		(1.56)		(1.49)		(0.55)
Total dividends and distributions to common shareholders	(2.00)	(2.00)		(2.00)		(2.00)		(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–	–		–		–		(0.05)
Accretion to net asset value resulting from share repurchases	–	–		–		0.08		0.16
Net asset value, end of period	$24.81 (2)	$22.05		$23.88		$21.59		$18.91
Market price, end of period	$25.22	$21.29		$22.40		$19.49		$16.40
Total Investment Return (3)	29.04%	3.89%		26.13%		32.56%		(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$256,724	$227,320		$245,382		$221,849		$201,644
Ratio of expenses to average net assets, including interest expense (5)(6)	3.32%	3.40	%(7)	3.36	%(7)	3.48	%(7)	3.26	%(4)
Ratio of expenses to average net assets, excluding interest expense (5)(6)	2.14%	2.20	%(7)	2.26	%(7)	2.34	%(7)	2.56	%(4)
Ratio of net investment income to average net assets	0.47%	0.72	%(7)	1.30	%(7)	1.90	%(7)	1.24	%(4)
Mandatory redeemable preferred shares asset coverage per share	$238	$214		$229		$209		$193
Portfolio turnover rate	120%	105%		154%		196%		149%

^  A "–" may reflect actual amounts rounding to less than $0.01 or 0.01%.

*  Commencement of operations.

(1)  Calculated on average shares outstanding during the period.

(2)  Payment from affiliate increased the net asset value by less than $0.01.

(3)  Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(4)  Annualized.

(5)  Interest expense relates to participation in Senior Secured Notes and Margin Loan Financing (See Note 7 and Note 8).

(6)  Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.

(7)  Inclusive of excise tax expense of 0.06%, 0.07% and 0.01% for the years ended January 31, 2019, January 31, 2018 and January 31, 2017, respectively.

56 Annual Report | January 31, 2020 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year^:

	Year ended January 31,
	2020	2019		2018	2017	2016
Net asset value, beginning of year	$22.53	$24.51		$21.54	$19.90	$22.13
Investment Operations:
Net investment income (1)	0.18	0.19		0.40	0.41	0.47
Net realized and change in unrealized gain (loss)	3.70	(0.65)		4.09	2.75	(1.18)
Total from investment operations	3.88	(0.46)		4.49	3.16	(0.71)
Dividends and Distributions to Shareholders from:
Net investment income	(0.20)	(0.93)		(0.43)	(0.54)	(0.41)
Net realized gains	(1.32)	(0.59)		(1.09)	(0.98)	(1.11)
Total dividends and distributions to shareholders	(1.52)	(1.52)		(1.52)	(1.52)	(1.52)
Net asset value, end of year	$24.89 (2)	$22.53		$24.51	$21.54	$19.90
Market price, end of year	$23.14	$20.52		$22.08	$19.03	$16.97
Total Investment Return (3)	20.83%	(0.25)%		24.96%	21.69%	(8.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$689,650	$624,315		$679,241	$596,911	$551,378
Ratio of expenses to average net assets	1.07%	1.13	%(4)	1.07%	1.08%	1.10	%(4)
Ratio of net investment income to average net assets	0.74%	0.83	%(4)	1.80%	1.94%	2.15	%(4)
Portfolio turnover rate	50%	81%		99%	90%	110%

^  A "–" may reflect actual amounts rounding to less than $0.01 or 0.01%.

(1)  Calculated on average shares outstanding during the year.

(2)  Payment from affiliate increased the net asset value by less than $0.01.

(3)  Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(4)  Inclusive of excise tax expense of 0.07% and 0.02% for the years ended January 31, 2019 and January 31, 2016, respectively.

See accompanying Notes to Financial Statements | January 31, 2020 | Annual Report 57

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year^:

	Year ended January 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.52	$15.32	$14.72	$13.59	$16.95
Investment Operations:
Net investment income (1)	0.24	0.27	0.30	0.35	0.38
Net realized and change in unrealized gain (loss)	1.48	(1.17)	1.43	1.98	(2.09)
Total from investment operations	1.72	(0.90)	1.73	2.33	(1.71)
Dividends and Distributions to Shareholders from:
Net investment income	(0.26)	(0.71)	(0.30)	(0.37)	(0.39)
Net realized gains	(0.64)	–	–	–	–
Return of capital	–	(0.19)	(0.83)	(0.83)	(1.26)
Total dividends and distributions to shareholders	(0.90)	(0.90)	(1.13)	(1.20)	(1.65)
Net asset value, end of year	$14.34	$13.52	$15.32	$14.72	$13.59
Market price, end of year	$13.09	$11.90	$13.52	$13.03	$11.50
Total Investment Return (2)	18.17%	(5.42)%	12.92%	24.60%	(18.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,359,815	$1,281,712	$1,452,585	$1,395,116	$1,288,319
Ratio of expenses to average net assets	0.96%	0.95%	0.97%	1.01%	0.97%
Ratio of net investment income to average net assets	1.73%	1.87%	2.03%	2.42%	2.41%
Portfolio turnover rate	76%	50%	85%	39%	54%

^  A "–" may reflect actual amounts rounding to less than $0.01 or 0.01%.

(1)  Calculated on average shares outstanding during the year.

(2)  Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

58 Annual Report | January 31, 2020 | See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund ("Diversified Income & Convertible"), AllianzGI Equity & Convertible Income Fund ("Equity & Convertible Income") and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund ("Dividend, Interest & Premium Strategy") (each, a "Fund" and, together, the "Funds") were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC ("AllianzGI U.S." or the "Investment Manager") serves as the Funds' investment manager. The Investment Manager is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. ("AAM"). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible's investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund employs a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income's investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy's primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on the equity securities held by the Fund in an

January 31, 2020 | Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

attempt to generate gains from option premiums.

Dividend, Interest & Premium Strategy can invest up to 10% of its total assets in securities issued by master limited partnerships ("MLPs"), including, without limitation, common units, preferred units, convertible subordinated units or other equity or debt securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires the Funds' management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund's financial statements. Actual results could differ from those estimates.

Like many other companies, the Funds' organizational documents provide that its officers ("Officers") and the Board of Trustees of each Fund (together, the "Board") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds' maximum exposure under these arrangements is unknown as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Investments in mutual funds are valued at the net asset value per share ("NAV") as reported on each business day. The Funds' investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in

60 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds' Valuation Committee was established by the Board to oversee the implementation of the Funds' valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected, or the Funds' Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the

U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange ("NYSE") is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds' financial statements. Each Fund's NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party

January 31, 2020 | Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities,

interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■  Level 3 – valuations based on significant unobservable inputs (including the Investment Manager's or Valuation Committee's own assumptions and securities whose price was determined by using a single broker's quote)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs. An investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the

62 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base

January 31, 2020 | Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter ("OTC") and FLexible EXchange ("FLEX") options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

64 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds' tax positions for all open tax years. As of January 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds' U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy

declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds' investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and

January 31, 2020 | Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(h) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but

66 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

1. Organization and Significant Accounting Policies (continued)

exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible's indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Equity & Convertible Income and Dividend, Interest & Premium Strategy do not require a Statement of Cash Flows.

(j) Loan Interest Expense

Loan interest expense relates to the Diversified Income & Convertible's participation in debt financing transactions (See Note 7 and Note 8). Interest expense is recorded as it is incurred.

(k) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements ("Master Repo Agreements") with select counterparties. The Master Repo Agreements include provisions for the initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds' Schedules of Investments. As of January 31, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

January 31, 2020 | Annual Report 67

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities' valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security's market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by

68 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

2. Principal Risks (continued)

the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds' financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds' counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds' shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds' investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds' ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security's default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date

January 31, 2020 | Annual Report 69

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

2. Principal Risks (continued)

of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term. Leading up to the Fund's dissolution date, the Fund may begin liquidating all or a portion of the Fund's portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund's distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will liquidate in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the fund to lose money.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as "hedges", and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflects derivatives at fair value and recognizes changes in fair value through the Funds' Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds' Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

70 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

3. Financial Derivative Instruments (continued)

There are several risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds' ability to use options successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager & Deferred Compensation

Investment Manager. Each Fund has an Investment Management Agreement (for the purpose of this section, each an "Agreement") with the Investment Manager. Subject to the supervision of the Funds' Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds' investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible's Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Trust. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals

January 31, 2020 | Annual Report 71

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

4. Investment Manager & Deferred Compensation (continued)

effective January 1, 2019, and all Trustee fees earned with respect to service in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals.

Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

5. Investments in Securities

For the year ended January 31, 2020, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Diversified Income & Convertible	$398,532,190	$428,071,366
Equity & Convertible Income	317,105,106	351,100,639
Dividend, Interest & Premium Strategy	977,669,448	1,087,931,944

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2020				Year ended January 31, 2019
	Ordinary Income (1)	20% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income (1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital
Diversified Income & Convertible	$20,701,709	$–	$–	$20,597,626	$21,048	$–	$–
Equity & Convertible Income	39,294,743	2,810,828	12,055	42,117,627	–	–	–
Dividend, Interest & Premium Strategy	24,401,959	60,919,464	–	28,930,669	38,789,088	17,742	17,583,924

(1) Includes short-term capital gains, if any.

At January 31, 2020, the components of distributable earnings were as follows.

	Ordinary Income	20% Long-Term Capital Gain	Capital Loss Carryforwards (2)
Diversified Income & Convertible	$8,389,833	$205,911	$–
Equity & Convertible Income	13,503,808	10,416,382	9,958,714
Dividend, Interest & Premium Strategy	404,285	–	–

72 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

6. Income Tax Information (continued)

(2) Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

At January 31, 2020, capital loss carryforward amounts were:

	No Expiration (3)
	Short-Term	Long-Term
Equity & Convertible Income	$–	$9,958,714

(3)  Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2020, the Funds utilized the following amounts of capital loss carryforwards:

	Post-Enactment Utilized
	Short-Term	Long-Term
Equity & Convertible Income	$–	$4,117,651

For the year ended January 31, 2020, permanent "book-tax" adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par
Diversified Income & Convertible (a)(d)(g)	$2,850,315	$(2,850,315)	$–
Equity & Convertible Income (b)(d)(g)	1,860,607	(1,860,607)	–
Dividend, Interest & Premium Strategy (a)(c)(d)(e)(f)	696,572	5,203,232	(5,899,804)

These permanent "book-tax" differences were primarily attributable to:

(a)  Reclassification of contingent debt

(b)  Adjustment due to convertible preferred securities

(c)  Reclassification from sales of securities with return of capital

(d)  Section 305 sales adjustment

(e)  Reclassification of gains and losses from foreign currency transactions

(f)  Reclassification due to investments in partnerships

(g)  Treatment of bond premium amortization

January 31, 2020 | Annual Report 73

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

6. Income Tax Information (continued)

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2020, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Federal Tax Cost Basis (4)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$363,193,869	$23,299,834	$25,551,939	$(2,252,105)
Equity & Convertible Income	682,767,787	67,241,587	61,775,804	5,465,783
Dividend, Interest & Premium Strategy	1,301,471,588	128,797,730	70,078,190	58,719,540

(4)  Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals, Section 305 adjustments, basis adjustments from investments in partnerships, and differing treatment of bond premium amortization.

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares ("MRPS") with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes ("Notes" and together with MRPS, "Long-Term Financing Arrangements") due November 22, 2029. Fitch Ratings ("Fitch")

assigned a rating of "AA" to the MRPS and "AAA" to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible's short-term borrowings under the Margin Loan Financing described in Note 8. For a portion of its borrowings, Diversified Income & Convertible continues to maintain short-term borrowings under the Margin Loan Financing described in Note 8 at variable interest rates.

Mandatory Redeemable Preferred Shares

At January 31, 2020, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at January 31, 2020:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below "A"

from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a "default" interest rate of 5.00% whenever a past due amount is outstanding with respect

74 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

7. Long-Term Financing Arrangements (continued)

to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible's Statement of Assets & Liabilities as interest payable on dividends to mandatory redeemable preferred shareholders. For the year ended January 31, 2020, Diversified Income & Convertible paid $1,302,000 in interest on dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible's outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund's indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing, including a monthly 225% asset coverage test and a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. If the Fund's asset coverage is insufficient under either of these tests, it may be required to redeem some or all of the MRPS. No such mandatory redemption had been triggered as of the end of the most recent fiscal period.

Senior Secured Notes

At January 31, 2020, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than "A-" from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Loan interest expense of $1,970,000 is included in the Diversified Income & Convertible's Statement of Operations.

January 31, 2020 | Annual Report 75

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

7. Long-Term Financing Arrangements (continued)

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2020:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as a weekly asset coverage test that is tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. As of the end of the most recent fiscal period, no such breach had occurred. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. ("BNP"). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.90%. At January 31, 2020, the Funds had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rates charged at January 31, 2020, was 2.651%. During the year ended January 31, 2020, the weighted average daily balance outstanding was $25,000,000 at the weighted average interest rate of 3.148%. With respect to the margin loan financing, loan interest expense of $870,900 is included in the Diversified Income & Convertible's Statement of Operations. The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Fund's Schedule of Investments.

9. Payments from Affiliates

During the year ended January 31, 2020, AllianzGI U.S. reimbursed Diversified Income & Convertible and Equity & Convertible Income $178 and $1,434, respectively, for realized losses resulting from trading errors.

10. Subsequent Events

In preparing these financial statements, the Funds' management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 3, 2020, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable March 2, 2020 to common shareholders of record on February 13, 2020.

76 Annual Report | January 31, 2020

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2020

10. Subsequent Events (continued)

On March 2, 2020, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable April 1, 2020 to common shareholders of record on March 12, 2020.

On March 6, 2020, the following quarterly distributions were declared to shareholders, payable March 27, 2020 to shareholders of record on March 16, 2020:

Equity & Convertible Income	$0.380	per share
Dividend, Interest & Premium Strategy	$0.225	per share

There were no other subsequent events identified that require recognition or disclosure.

January 31, 2020 | Annual Report 77

Report of Independent Registered Public Accounting Firm

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

To the Board of Trustees and Shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (hereafter collectively referred to as the "Funds") as of January 31, 2020, for AllianzGI Diversified Income & Convertible Fund the related statements of operations and cash flows for the year ended January 31, 2020, and the statement of changes in net assets applicable to common shareholders for each of the two years in the period ended January 31, 2020, and for AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund the related statements of operations for the year ended January 31, 2020 and the statements of changes in net assets for each of the two years in the period ended January 31, 2020 including the Funds' related notes, and each of the Funds' financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2020, the results of each of their operations for the year then ended, for AllianzGI Diversified Income & Convertible Fund the results of its cash flows for the year ended January 31, 2020 and the changes in its net assets applicable to common shareholders for each of the two years in the period ended January 31, 2020, for AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund the changes in each of their net assets for each of the two years in the period ended January 31, 2020, and each of the Funds' financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

78 Annual Report | January 31, 2020

Report of Independent Registered Public Accounting Firm (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, New York
March 24, 2020

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

January 31, 2020 | Annual Report 79

Tax Information (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

During the period ended January 31, 2020, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	20% Long-Term Capital Gain	25% Long-Term Capital Gain
Equity & Convertible Income	$2,810,828	$12,055
Dividend, Interest & Premium Strategy	60,919,464	–

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2020, are designated as "qualified dividend income" (or the maximum amount allowable):

Diversified Income & Convertible	12.02%
Equity & Convertible Income	22.03%
Dividend, Interest & Premium Strategy	100.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Funds' ordinary income dividends paid during the fiscal year ended January 31, 2020, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Diversified Income & Convertible	11.73%
Equity & Convertible Income	21.98%
Dividend, Interest & Premium Strategy	97.56%

Since the Funds' tax year is not the calendar year, another notification will be sent with respect to calendar year 2020. In January 2021, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2020. The amount that will be reported will be the amount to use on the shareholders' 2020 federal income tax return and may differ from the amount which must be reported in connection with the Funds' tax year ended January 31, 2020. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

80 Annual Report | January 31, 2020

Annual Shareholder Meeting Results (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

The Funds held their annual meeting of shareholders on July 11, 2019. Shareholders voted as indicated below:

Diversified Income & Convertible:

	Affirmative	Withheld Authority
Election of Hans W. Kertess	10,532,507	232,839
Election of William B. Ogden, IV	10,505,465	259,881
Election of Davey S. Scoon	10,550,486	214,860
Election of Sarah E. Cogan	10,572,172	193,176
Election of Thomas J. Fuccillo†	10,573,515	191,832

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, James A. Jacobson, Bradford K. Gallagher, Erick R. Holt†, James S. MacLeod and Alan Rappaport continued to serve as Trustees of the Fund.

†  Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis	24,390,624	1,729,649
Election of Bradford K. Gallagher	24,385,359	1,734,913
Election of Erick R. Holt†	24,934,192	1,186,080
Election of Sarah E. Cogan	24,973,372	1,146,899
Election of Thomas J. Fuccillo†	24,943,707	1,176,567

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, F. Ford Drummond, Hans W. Kertess, James A. Jacobson, James S. MacLeod, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†  Interested Trustee

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Election of Deborah A. DeCotis	75,974,662	12,770,088
Election of Bradford K. Gallagher	75,890,303	12,854,445
Election of James A. Jacobson	75,830,215	12,914,533
Election of Erick R. Holt†	85,920,912	2,823,836
Election of Sarah E. Cogan	86,105,480	2,639,268
Election of Thomas J. Fuccillo†	85,967,272	2,777,462

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Davey S. Scoon, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†  Interested Trustee

January 31, 2020 | Annual Report 81

Changes to the Board of Trustees/Proxy Voting Policies &
Procedures (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to the Board of Trustees:

Effective December 31, 2019, Bradford K. Gallagher retired as a Trustee of the Funds.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds' shareholder servicing agent at (800) 254-5197; (ii) on the Funds' website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

82 Annual Report | January 31, 2020

Privacy Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates ("AllianzGI US," "we" or "us") handle non-public personal information ("Personal Information") that we may receive about you. It applies to all of the past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, "AllianzGI US" means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

January 31, 2020 | Annual Report 83

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to these secure pages is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer's hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and

84 Annual Report | January 31, 2020

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins Our website uses the following Social Media Plugins ("Plugins"):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

• Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn ("Operators"). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators' data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

January 31, 2020 | Annual Report 85

Privacy Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

86 Annual Report | January 31, 2020

Dividend Reinvestment Plan (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the "Plan") which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the "Plan Agent") serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent ("registered shareholders") are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, "distributions") reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds' next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds' next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund ("newly issued shares") or (ii) by purchasing common shares of the Fund on the open market ("open market purchases"). If, on a distribution payment date, the net asset value per common share of the Funds ("NAV") is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a "market premium"), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a "market discount") on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium

January 31, 2020 | Annual Report 87

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds' then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a "nominee") that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends

88 Annual Report | January 31, 2020

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan

Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

January 31, 2020 | Annual Report 89

Board of Trustees (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees (1)
Alan Rappaport 1953 Trustee and Chairman of the Board	NIE & NFJ (Since June 2010) ACV (Since April 2015)	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	90	None.
Sarah E. Cogan 1956	NIE, NFJ & ACV (Since January 2019)	Of Counsel, Simpson Thacher & Bartlett LLP (law firm) ("STB"); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	90	None.
Deborah A. DeCotis 1952	NIE & NFJ (Since March 2011) ACV (Since April 2015)	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	90	None.
F. Ford Drummond 1962	NIE & NFJ (Since June 2015) ACV (Since April 2015)	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	62	Director, Bancfirst Corporation.
James A. Jacobson 1945	NIE & NFJ (Since December 2009) ACV (Since April 2015)	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	90	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009- 2016).

90 Annual Report | January 31, 2020

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Hans W. Kertess 1939 Vice Chairman of the Boards	NFJ (Since September 2006) NIE (Since June 2007) ACV (Since April 2015)	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly, Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None.
James S. MacLeod 1947	NIE & NFJ (Since June 2015) ACV (Since April 2015)	Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010-2018); President and Chief Operating Officer, Coastal States Bank (2007-2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007-2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984-2004).	62	Non-Executive Chairman & Director, Sykes Enterprises, Inc.
William B. Ogden, IV 1945	NFJ (Since September 2006) NIE (Since June 2007) ACV (Since April 2015)	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None.
Davey S. Scoon 1946 Trustee, Vice Chairman of the Boards	ACV (Since April 2015) NIE & NFJ (Since June 2015)	Formerly, Adjunct Professor, University of Wisconsin-Madison (2011-2019).	62	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016).

January 31, 2020 | Annual Report 91

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees (2)
Thomas J. Fuccillo 1968	NIE, NFJ & ACV (Since March 2019)

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 62 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

			62	None.
Erick R. Holt 1952	NIE, NFJ & ACV (Since December 2017)	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (2006- April 2018) of Allianz Asset Management GmbH.	62	None.

*  Unless otherwise indicated, the business address of the persons listed is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

(1) "Independent Trustees" are those Trustees who are not "interested persons", (as defined in Section 2(a)(19) of the 1940 Act), and "Interested Trustees" are those Trustees who are "Interested Persons" of the Funds.

(2) Each of Messrs. Fuccillo and Holt is an "Interested Person" of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates

92 Annual Report | January 31, 2020

Fund Officers (unaudited)

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	NIE, NFJ & ACV (Since April 2016)

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 62 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Treasurer, Principal Financial and Accounting Officer 1971	NIE, NFJ, & ACV (Since April 2018)

Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 62 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine Chief Legal Officer and Secretary 1964	NIE, NFJ & ACV (Since April 2016)

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 62 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA** Chief Compliance Officer 1975	NIE & NFJ (Since June 2013) ACV (Since May 2015)

Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 62 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	NIE & NFJ (Since May 2008) ACV (Since May 2015)	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 62 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	NIE & NFJ (Since January 2011) ACV (Since May 2015)

Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 62 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

Debra Rubano Assistant Secretary 1975	NIE, NFJ & ACV (Since December 2015)	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 62 funds in the Fund Complex.
Craig Ruckman Assistant Secretary 1977	NIE, NFJ, ACV (Since December 2017)

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 62 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Fund's executive officers is an "interested person" of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

*  Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

**  The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

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Trustees

Alan Rappaport
Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Fund Officers

Thomas J. Fuccillo
President and Chief Executive Officer

Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Angela Borreggine
Chief Legal Officer & Secretary

Thomas L. Harter
Chief Compliance Officer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Debra Rubano
Assistant Secretary

Craig A. Ruckman
Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent
and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of their fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov. The information on Form N-PORT is also available on the Funds' website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds' shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

1076636

Allianz Global Investors Distributors LLC  AZ601AR_013120

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, the code of ethics adopted in 2(a) above, was updated to change the Covered Officers identified in Exhibit A.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Fund’s Audit Oversight Committee, qualify as “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for the fiscal year (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,352 in 2019 and $73,352 in 2020.

b)	Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $18,255 in 2019 and $18,803 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, to the Fund as well as to the Fund’s investment manager or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Fund. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors U.S. LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2019 Reporting Period was $1,958,634 and the 2020 Reporting Period was $982,021.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, David S. Scoon and Alan Rappaport.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

(the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to the entity with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.	The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below.  In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted.   Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients.  Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated.  With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety.  Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts.  For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients.  The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies.  If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions.  Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.”  To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares.  Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 3, 2020, the following individuals have primary responsibility for the day-to-day implementation of the AllianzGI Diversified Income & Convertible Fund (“ACV” or the “Fund”):

Douglas Forsyth, CFA
Managing Director, CIO, US Income & Growth Strategies

Mr. Forsyth is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s US High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s US Convertible strategy in 1998. Mr. Forsyth has been managing collateralized loan obligation (CLO) portfolios since 2006 and has been the lead portfolio manager on the Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients worldwide, he supervises multiple open-end and closed-end mutual funds and provides oversight for the US Short Duration High Income strategy. He has 28 years of investment industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa. Mr. Forsyth is a CFA charterholder.

Justin Kass, CFA
Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 22 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

William L. Stickney
Managing Director, Portfolio Manager

Mr. Stickney is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1999. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. Mr. Stickney has been a portfolio manager for the firm’s US High Yield Bond strategy since 1999 and a lead portfolio manager for the team’s leveraged loan strategies, including collateralized loan obligation (CLO) portfolios since 2006. In addition, he is responsible for managing multiple closed-end and open-end mutual funds. He has 31 years of investment industry experience. Mr. Stickney was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. He also worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. in finance from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

Michael E. Yee

Managing Director, Portfolio Manager

Mr. Yee is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1995. He has portfolio-management, research and trading responsibilities for the Income and Growth Strategies team. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team with responsibilities focused on US large cap equity strategies. In addition, he also worked in global portfolio administration and in client service. He has 26 years of investment-industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2020 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Portfolio	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
Managers	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
Douglas Forsyth, CFA	10	10,463	3	1,152	18	32,407*
Justin Kass, CFA	7	8,206	3	1,152	18	32,407*
William L. Stickney	2	247	3	1,152	18	32,407*
Michael E. Yee	2	5,218	3	1,152	18	32,407*

*Of the Other Pooled Investment Vehicles, five accounts totaling $1,117  million pays an advisory fee that is based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•       The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•       The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•       The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a)(3)

Compensation Structure

As of January 31, 2020 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth and Structured Products is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2020.

AllianzGI Diversified Income & Convertible Fund

PM Ownership
Douglas Forsyth, CFA	None
Justin Kass, CFA	$100,001-$500,000
William L. Stickney	None
Michael E. Yee	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) The Fund did not engage in any securities lending activity during the fiscal period ended January 31, 2020.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal period ended January 31, 2020.

ITEM 13. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Diversified Income & Convertible Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	April 3, 2020

By:	/s/ Scott Whisten
Scott Whisten, Treasurer, Principal Financial & Accounting Officer

Date:	April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date:	April 3, 2020

By:	/s/ Scott Whisten
Scott Whisten, Treasurer, Principal Financial & Accounting Officer

Date:	April 3, 2020